                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement                         [ ]  Confidential, for Use of the Commission
[X]  Definitive Proxy Statement                               Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to sec. 240.14a-11(c) or sec. 240.14a-12

                            MEADE INSTRUMENTS CORP.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  Fee not required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ----------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

          ----------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          ----------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

          ----------------------------------------------------------------------

     (5)  Total fee paid:

          ----------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

          ----------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

          ----------------------------------------------------------------------

     (3)  Filing Party:

          ----------------------------------------------------------------------

     (4)  Date Filed:

          ----------------------------------------------------------------------

            MEADE INSTRUMENTS CORPORATION
            6001 OAK CANYON, IRVINE, CALIFORNIA 92620 U.S.A.
MEADE LOGO  (949) 451-1450 M FAX: (949) 451-1460 M www.meade.com
--------------------------------------------------------------------------------

                                                                    June 8, 1999

     Dear Stockholder:

     You are cordially invited to attend the 1999 Annual Meeting of Stockholders of Meade Instruments Corp. ("Meade" or the "Company") to be held on July 8, 1999. We sincerely hope that you will be able to attend the meeting which will be held at the Irvine Marriott Hotel, 18000 Von Karman Avenue, Irvine, California 92612, beginning at 10:00 a.m., local time.

     At this meeting you are being asked to re-elect Joseph A. Gordon, Jr. to the Board of Directors for a three year term expiring at the 2002 Annual Meeting of Stockholders and to approve certain amendments to the Company's 1997 Stock Incentive Plan (the "Plan") to increase the number of shares of the Company's Common Stock available for issuance thereunder and to increase the maximum dollar limit available for performance-based monetary awards under the Plan.

     The members of the Board of Directors and management look forward to personally greeting as many stockholders as possible at the Annual Meeting. However, whether or not you plan to attend personally, and regardless of the number of shares you own, it is important that your shares be represented.

     Although you presently may plan to attend the Annual Meeting, please complete, sign, date and promptly return the enclosed proxy card. If you do attend the Annual Meeting and wish to vote in person, you may revoke your proxy at that time.

                                          Sincerely,
                                          /s/ John C. Diebel
                                          John C. Diebel
                                          Chairman of the Board and
                                          Chief Executive Officer

                            MEADE INSTRUMENTS CORP.
                                6001 OAK CANYON
                            IRVINE, CALIFORNIA 92620

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                           TO BE HELD ON JULY 8, 1999

     The Annual Meeting of Stockholders of Meade Instruments Corp., a Delaware corporation ("Meade" or the "Company"), will be held at the Irvine Marriott Hotel, 18000 Von Karman Avenue, Irvine, California 92612, beginning at 10:00 a.m., local time, on Thursday, July 8, 1999 for the following purposes:

          (1) To re-elect Joseph A. Gordon, Jr. to the Board of Directors for a three year term expiring at the 2002 Annual Meeting of Stockholders;

          (2) To approve certain amendments to the Company's 1997 Stock Incentive Plan (the "Plan") to: (i) increase the number of shares of the Company's Common Stock available for issuance thereunder and (ii) increase the maximum dollar limit available for performance-based monetary awards under the Plan; and

          (3) To transact such other business as may properly come before the Annual Meeting and at any adjournment thereof.

     Shares represented by properly executed proxies will be voted in accordance with the specifications therein. It is the intention of the Board of Directors that shares represented by proxies, which are not limited to the contrary, will be voted for the election of the director named in the attached Proxy Statement and for the amendments to the Plan.

     The Board of Directors has fixed the close of business on May 21, 1999 as the record date for determining stockholders entitled to notice of and to vote at the Annual Meeting and at any adjournment thereof. A complete list of stockholders entitled to vote at the Annual Meeting will be available for examination by any stockholder, for any purpose germane to the Annual Meeting, at the office of the Secretary of the Company, at 6001 Oak Canyon, Irvine, California 92620, during the ten-day period preceding the Annual Meeting.

                                          By Order of the Board of Directors
                                          /s/ Mark D. Peterson
                                          Mark D. Peterson
                                          Vice President and General Counsel

Irvine, California
June 8, 1999

                             YOUR VOTE IS IMPORTANT

     NO MATTER HOW MANY SHARES YOU OWNED ON THE RECORD DATE, PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD AND DATE, SIGN AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH IS ADDRESSED FOR YOUR CONVENIENCE AND NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. IN ORDER TO AVOID THE ADDITIONAL EXPENSE TO THE COMPANY OF FURTHER SOLICITATION, WE ASK YOUR COOPERATION IN PROMPTLY MAILING IN YOUR PROXY CARD.

                            MEADE INSTRUMENTS CORP.
                                6001 OAK CANYON
                            IRVINE, CALIFORNIA 92620

                                PROXY STATEMENT

                            SOLICITATION OF PROXIES

     The accompanying proxy is being solicited by the Board of Directors of Meade Instruments Corp. ("Meade" or the "Company") for use at the Company's Annual Meeting of Stockholders to be held on Thursday, July 8, 1999, at 10:00 a.m. local time, at the Irvine Marriott Hotel, 18000 Von Karman Avenue, Irvine, California 92612, and at any adjournment thereof. This Proxy Statement and the accompanying proxy are first being mailed to stockholders on or about June 8, 1999.

     The expense of soliciting proxies will be borne by the Company. Proxies will be solicited principally through the use of the mail, but directors, officers and regular employees of the Company may solicit proxies personally or by telephone or special letter without any additional compensation. The Company also will reimburse banks, brokerage houses and other custodians, nominees and fiduciaries for any reasonable expenses in forwarding proxy materials to beneficial owners.

                      OUTSTANDING SHARES AND VOTING RIGHTS

     On May 21, 1999, the record date with respect to this solicitation for determining stockholders entitled to notice of and to vote at the Annual Meeting, 7,883,463 shares of the Company's Common Stock were outstanding. No shares of any other class of stock were outstanding. Only stockholders of record on such date are entitled to notice of and to vote at the Annual Meeting and at any adjournment thereof. Each stockholder of record is entitled to one vote for each share held on all matters to come before the Annual Meeting and at any adjournment thereof.

     All shares represented by each properly executed unrevoked proxy received in time for the Annual Meeting will be voted in the manner specified therein. An executed proxy may be revoked at any time before its exercise by filing with the Secretary of the Company, at 6001 Oak Canyon, Irvine, California 92620, the principal executive office of the Company, a written notice of revocation or a duly executed proxy bearing a later date. The execution of the enclosed proxy will not affect a stockholder's right to vote in person should such stockholder find it convenient to attend the Annual Meeting and desire to vote in person.

     Votes cast by proxy or in person at the Annual Meeting will be counted by the persons appointed by the Company to act as election inspectors for the meeting. The election inspectors will treat shares represented by proxies that reflect abstentions as shares that are present and entitled to vote for purposes of determining the presence of a quorum and for purposes of determining the outcome of any matter submitted to the stockholders for a vote. Abstentions, however, do not constitute a vote "for" or "against" any matter and thus will be disregarded in the calculation of a plurality or of "votes cast."

     The election inspectors will treat shares referred to as "broker non-votes" (i.e., shares held by brokers or nominees over which the broker or nominee lacks discretionary power to vote and for which the broker or nominee has not received specific voting instructions from the beneficial owner) as shares that are present and entitled to vote for purposes of determining the presence of a quorum. However, for purposes of determining the outcome of any matter as to which the broker has indicated on the proxy that it does not have discretionary authority to vote, those shares will be treated as not present and not entitled to vote with respect to that matter (even though those shares are considered entitled to vote for quorum purposes and may be entitled to vote on other matters).

                                   PROPOSAL 1
                             ELECTION OF DIRECTORS

     The Company's Bylaws provide that the authorized number of directors of the Company shall not be less than three nor more than fifteen, with the exact number of directors to be determined from time to time solely by resolution adopted by the affirmative vote of a majority of the directors then in office. The full board currently consists of five directors, each of whom was elected at the Company's 1998 Annual Meeting to serve until his term has expired and until his successor has been duly elected and qualified. The Certificate of Incorporation and Bylaws provide that the Board of Directors shall be divided into three classes, designated Class I, Class II and Class III. Each Class shall consist, as nearly as may be possible, of one-third of the total number of directors constituting the entire Board of Directors. At the 1999 Annual Meeting of Stockholders, one director is to be elected into Class I for a three year term or until election and qualification of his successor.

     The accompanying proxies solicited by the Board of Directors will be voted for the election of the nominee named below, and for the term listed below, unless the proxy card is marked to withhold authority to vote for such nominee. The nominee is presently a member of the Company's Board of Directors.

     The nominee for election to the Board of Directors at the 1999 Annual Meeting of Stockholders, together with his respective term, is set forth below:

CLASS          NOMINEE                                  TERM
-----          -------                                  ----
  I     Joseph A. Gordon, Jr.    Three year term expiring at the 2002 Annual Meeting

     If the nominee should become unavailable for election to the Board of Directors, the persons named in the proxy or their substitutes shall be entitled to vote for a substitute to be designated by the Board of Directors. Alternatively, the Board of Directors may reduce the number of directors. The Board of Directors has no reason to believe that it will be necessary to designate a substitute nominee or reduce the number of directors.

REQUIRED VOTE

     For the purpose of electing the director, each stockholder is entitled to one vote for each share of Common Stock owned. The candidate receiving the highest number of votes will be elected. Votes cast against a candidate or votes withheld will have no legal effect. Any unmarked proxies, including those submitted by brokers or nominees, will be voted as indicated on the accompanying proxy card. Stockholders do not have the right to cumulate votes in the election of directors.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF THE NOMINEE LISTED ABOVE.

NOMINEES AND CONTINUING DIRECTORS

     The following table provides information regarding the nominee, the two Class II directors whose terms of office expire at the 2000 Annual Meeting of Stockholders and the two Class III directors whose terms of office expire at the 2001 Annual Meeting of Stockholders. The ages shown are as of June 1, 1999.

                                             BUSINESS EXPERIENCE                    DIRECTOR
        NAME AND AGE                          AND DIRECTORSHIPS                      SINCE
        ------------                         -------------------                 --------------
NOMINEE:
Class I:
Joseph A. Gordon, Jr.(49)....  Joseph A. Gordon, Jr. has been the Company's           1996
                               Senior Vice President -- North American Sales
                               since June 1995. From December 1984 to June
                               1995, he worked as the Company's Vice
                               President -- North American Sales. From January
                               1981 to December 1984, Mr. Gordon was the Vice
                               President of Sales at Celestron. Mr. Gordon
                               received a BS degree in marketing from the
                               University of Cincinnati.
CONTINUING DIRECTORS:
Class II:
Steven G. Murdock(47)........  Steven G. Murdock has been the Company's Presi-        1996
                               dent and Chief Operating Officer since October
                               1990 and the Company's Secretary since April
                               1996. From May 1980 to October 1990, Mr. Murdock
                               was the Company's Vice President of Optics. From
                               November 1968 to May 1980, Mr. Murdock worked as
                               the optical manager for Coulter Optical, Inc.,
                               an optics manufacturer. Mr. Murdock received a
                               BS degree in business administration from
                               California State University at Northridge.
Harry L. Casari(62)..........  Harry L. Casari was a Certified Public                 1997
                               Accountant and is currently a private investor.
                               Mr. Casari worked for Ernst & Young LLP from
                               1969 until 1994 when he retired as a Partner. He
                               is a director of Cohu, Inc. Mr. Casari received
                               a BS degree in business administration from the
                               University of Denver.
Class III:
John C. Diebel(55)...........  John C. Diebel is the Chairman of the Board and    1975 - 1986
                               Chief Executive Officer of the Company. Mr.       1991 - present
                               Diebel founded the Company in 1972. He has been
                               the Chairman of the Board and Chief Executive
                               Officer of the Company for the majority of the
                               time since December 1975. Prior to founding the
                               Company, Mr. Diebel worked as an engineer for
                               TRW Inc. and Hughes Aircraft Co. Mr. Diebel
                               received BS and MS degrees in electrical
                               engineering from the California Institute of
                               Technology and a Ph.D. degree in electrical
                               engineering from the University of Southern
                               California.

                                             BUSINESS EXPERIENCE                    DIRECTOR
        NAME AND AGE                          AND DIRECTORSHIPS                      SINCE
        ------------                         -------------------                 --------------
Timothy C. McQuay(47)........  Timothy C. McQuay has been a Managing Direc-           1997
                               tor -- Investment Banking at A.G. Edwards &
                               Sons, Inc. since August 1997. From May 1995 to
                               August 1997, Mr. McQuay was a Partner at
                               Crowell, Weedon & Co. and from October 1994 to
                               August 1997 he also served as Managing
                               Director -- Corporate Finance. From May 1993 to
                               October 1994, Mr. McQuay served as Vice
                               President, Corporate Development with Kerr
                               Group, Inc., a New York Stock Exchange listed
                               plastics manufacturing company. From May 1990 to
                               May 1993, Mr. McQuay served as Managing
                               Director -- Merchant Banking with Union Bank. He
                               is a director of Keystone Automotive Industries,
                               Inc. Mr. McQuay received a BA degree in
                               economics from Princeton University and a MBA
                               degree in finance from the University of
                               California at Los Angeles.

DIRECTORS' FEES

     Directors who also are employees of the Company are reimbursed for expenses incurred in attending meetings of the Board of Directors but do not otherwise receive compensation for serving as directors of the Company. Each director who is not an employee of the Company is entitled to receive (i) an annual fee of $5,000 for his services as a director, (ii) a fee of $750 for each Board and Committee meeting attended and (iii) reimbursement for his expenses incurred in attending all Board and Committee meetings. In addition, each director who is not an employee of the Company is entitled to receive 5,000 options to purchase the Company's Common Stock upon his initial election to the Board together with an additional grant of 5,000 options on the date of each annual meeting of stockholders preceding a year in which such director will continue in office.

COMMITTEES AND MEETINGS OF THE BOARD OF DIRECTORS

     The Committees of the Board of Directors consist of an Audit Committee and a Compensation Committee, each of which is comprised solely of outside directors. During the fiscal year ended February 28, 1999, the Board of Directors held four meetings. All directors attended 75% or more of the total meetings of the Board of Directors and Committees of the Board of Directors on which they served.

     Audit Committee. The Audit Committee is comprised of Messrs. Carsari (Chairman) and McQuay. Its functions include recommending to the Board of Directors the engagement of the Company's independent accountants, reviewing with such accountants the audit plan and results of their examination of the Financial Statements and determining the independence of such accountants. During the fiscal year ended February 28, 1999, the Audit Committee held two meetings.

     Compensation Committee. The Compensation Committee is comprised of Messrs. McQuay (Chairman) and Casari. Its functions include reviewing and making recommendations with respect to the compensation of officers and key employees, including the grant of options or other awards under the Company's 1997 Stock Incentive Plan. During the fiscal year ended February 28, 1999, the Compensation Committee held three meetings.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information with respect to the beneficial ownership of the Common Stock as of June 1, 1999, for (i) each person who beneficially owns more than 5% of the Common Stock, (ii) each of the directors and Named Executive Officers (as defined in the "Summary of Executive Compensation" section below) and (iii) all directors and executive officers as a group. Except as otherwise indicated, beneficial ownership includes voting and investment power with respect to the shares shown.

                            SECURITY OWNERSHIP TABLE

                                                         AMOUNT AND
                                                         NATURE OF
                                                         BENEFICIAL    PERCENT
                   NAME AND ADDRESS                      OWNERSHIP     OF CLASS
                   ----------------                      ----------    --------
Dresdner RCM Global Investors LLC(1)...................    754,525        9.6%
John C. Diebel(2)(3)...................................  1,312,499       16.6%
Steven G. Murdock(2)(4)................................    799,999       10.1%
Joseph A. Gordon, Jr.(2)(5)............................    177,498        2.2%
Brent W. Christensen(2)(6).............................     38,474          *
Robert A. Wood III(2)(7)...............................     38,826          *
Timothy C. McQuay(2)(8)................................      4,999          *
Harry L. Casari(2)(9)..................................      6,399          *
Meade Instruments Corp. Employee Stock Ownership
  Plan(2)(10)..........................................  1,412,275       17.9%
All current directors and executive officers as a group
  (9 persons)(11)......................................  2,432,590       30.0%

---------------
   * Less than 1%

 (1) According to a Schedule 13G, dated as of February 12, 1999, filed with the Securities and Exchange Commission, Dresdner RCM Global Investors LLC ("RCM") has sole voting power as to 509,125 of such shares, sole dispositive power as to 604,525 of such shares, shared voting power as to none of such shares and shared dispositive power as to 150,000 of such shares. RCM is an investment advisor under Section 240.13d-1(b)(1)(ii)(E) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). RCM is a wholly-owned subsidiary of Dresdner RCM Global Investors US Holdings, LLC, a Delaware limited liability company ("Holdings"), which, in turn, is a wholly-owned subsidiary of Dresdner Bank AG, an international bank headquartered in Frankfurt Germany ("Dresdner"). Each of Holdings and Dresdner is a Parent Holding Company as defined in Rule 13d-1(b)(1)(ii)(G) of the Exchange Act. The mailing address of RCM is Four Embarcadero Center, San Francisco, CA 94111-4189.

 (2) The address for all directors and officers of the Company and the Company's Employee Stock Ownership Plan ("ESOP") Committee is c/o Meade Instruments Corp., 6001 Oak Canyon, Irvine, California 92620.

 (3) Includes 37,499 shares subject to options that are currently exercisable or will become exercisable on or before July 31, 1999. Also includes 1,275,000 shares held by John C. Diebel, as Trustee of the Diebel Living Trust u/d/t dated January 12, 1995.

 (4) Includes 37,499 shares subject to options that are currently exercisable or will become exercisable on or before July 31, 1999. Excludes 1,412,275 shares held by the ESOP. Mr. Murdock is a member of the ESOP Committee and disclaims beneficial ownership of any of the shares owned by the ESOP. If the 1,412,275 shares owned by the ESOP were included, Mr. Murdock would be deemed to beneficially own 2,212,274 shares, or 27.9%. Mr. Murdock is not a participant in the ESOP. See footnote (10) below.

 (5) Includes 59,998 shares subject to options that are currently exercisable or will become exercisable on or before July 31, 1999.

 (6) Includes 22,810 shares subject to options that are currently exercisable or will become exercisable on or before July 31, 1999. Also includes 15,664 shares allocated to Mr. Christensen's ESOP account as an ESOP participant. Mr. Christensen's ESOP shares are fully vested. Excludes
                    1,412,275 shares held by the ESOP. Mr. Christensen is a member of the ESOP Committee and, other than as a participant, disclaims beneficial ownership of any of the shares owned by the ESOP. If the 1,412,275 shares owned by the ESOP were included, Mr. Christensen would be deemed to beneficially own 1,450,749 shares, or 18.3%. See footnote (10) below.

 (7) Includes 22,810 shares subject to options that are currently exercisable or will become exercisable on or before July 31, 1999. Also includes 15,316 shares allocated to Mr. Wood's ESOP account as an ESOP participant. Mr. Wood's ESOP shares are fully vested.

 (8) Includes 4,999 shares subject to options that are currently exercisable or will become exercisable on or before July 31, 1999.

 (9) Includes 4,999 shares subject to options that are currently exercisable or will become exercisable on or before July 31, 1999.

(10) Common Stock held by the ESOP is voted by the trustee of the ESOP, Wells Fargo Bank, N.A. (the "Trustee"), as directed by the ESOP Committee, except that participants in the ESOP are entitled to direct the Trustee as to how to vote shares allocated to their ESOP accounts. The ESOP Committee is comprised of Steven G. Murdock, the Company's President, Chief Operating Officer and Secretary, Brent W. Christensen, the Company's Vice President -- Finance and Chief Financial Officer, and Pamela Diebel Grossman, the Company's Director of Administration and sister of John C. Diebel, the Company's Chairman of the Board and Chief Executive Officer. If the 1,412,275 shares owned by the ESOP were included in the holdings of Ms. Grossman, she would be deemed to beneficially own 1,412,275 shares, or 17.9%. Mr. Murdock and Ms. Grossman are not participants in the ESOP. Each of the members of the ESOP Committee, other than as a participant with respect to Mr. Christensen, disclaims beneficial ownership of any of the shares owned by the ESOP. The Trustee's address is 707 Wilshire Boulevard, Los Angeles, California 90017.

(11) Includes 233,943 shares subject to options that are currently exercisable or will become exercisable on or before July 31, 1999. Also includes 15,316 and 15,664 shares allocated to Mr. Wood's and Mr. Christensen's ESOP accounts respectively, as ESOP participants. Also includes 12,567 shares allocated to an additional executive officer's ESOP account, as an ESOP participant. This executive officer's ESOP shares, along with Messrs. Wood's and Christensen's ESOP shares, are fully vested. Excludes 3,669 shares allocated to an additional executive officer's ESOP account, as an ESOP participant. This executive officer's shares will not vest on or before July 31, 1999. Also excludes 1,412,275 shares held by the ESOP. Messrs. Murdock and Christensen are members of the ESOP Committee and, other than as a participant with respect to Mr. Christensen, each disclaims beneficial ownership of any of the shares owned by the ESOP. If the 1,412,275 shares owned by the ESOP were included, all directors and officers as a group would be deemed to beneficially own 3,844,865 shares, or 47.4%. See footnotes (4) through (10) above.

                  EXECUTIVE COMPENSATION AND OTHER INFORMATION

SUMMARY OF EXECUTIVE COMPENSATION

     The following table sets forth certain summary information concerning the compensation paid to the Company's Chief Executive Officer and the Company's four other most highly compensated executive officers based on the cash compensation paid to executive officers of the Company during the 1999 fiscal year (collectively, the "Named Executive Officers").

                           SUMMARY COMPENSATION TABLE

                                                                      LONG-TERM(1)
                                                       ANNUAL         COMPENSATION
                                                   COMPENSATION(2)     SECURITIES
                                                  -----------------    UNDERLYING       ALL OTHER
                                                  SALARY     BONUS      OPTIONS      COMPENSATION(3)
       NAME AND PRINCIPAL POSITION         YEAR     ($)       ($)         (#)              ($)
       ---------------------------         ----   -------   -------   ------------   ---------------
John C. Diebel...........................  1999   395,000   160,000      65,000              --
  Chairman of the Board and                1998   297,000   173,400     100,000              --
  Chief Executive Officer                  1997   400,000         0           0              --
Steven G. Murdock........................  1999   325,000   125,000      40,000              --
  President, Chief Operating               1998   225,000   103,700     100,000              --
  Officer and Secretary                    1997   225,000         0           0              --
Joseph A. Gordon Jr. ....................  1999   175,000    30,000      20,000              --
  Senior Vice President --                 1998   175,000    22,800     110,000              --
  North American Sales                     1997   137,000         0           0              --
Brent W. Christensen.....................  1999   135,000    28,300      20,000          46,300
  Vice President -- Finance                1998   103,000    10,000      45,000          36,600
  and Chief Financial Officer              1997    84,000   160,000(4)         0         57,000
Robert A. Wood III.......................  1999   135,000    28,300      20,000          45,100
  Vice President -- Manufacturing........  1998   103,000    10,000      45,000          33,300
                                           1997    84,000   170,000(4)         0         57,700

---------------
(1) The Company has not issued stock appreciation rights or restricted stock awards. The Company currently has no "long-term incentive plan" as that term is defined in the applicable rules. The Compensation Committee has the ability to create such a plan under the Company's 1997 Stock Incentive Plan. All stock options granted to the Named Executive Officers were non-qualified options granted at fair market value pursuant to the Company's 1997 Stock Incentive Plan. Please see the "Option Grants in Last Fiscal Year" table below for information relating to each specific grant.

(2) The aggregate amount of perquisites and other personal benefits, securities or property paid to each of the Named Executive Officers during the 1999 fiscal year did not exceed the lesser of 10% of such officer's total annual salary and bonus for fiscal 1999 or $50,000. Therefore, no "Other Annual Compensation" column has been included in this table.

(3) Amounts represent the aggregate value of shares of the Company's Common Stock (based upon the share price as of the end of each respective fiscal year) allocated to each Named Executive Officer's ESOP account pursuant to
    (i) the Company's matching contribution under the ESOP Plan for amounts deferred under the Company's 401(k) Plan (see "Benefit Plans -- 401(k) Plan") and (ii) the Company's contribution under the ESOP Plan (see "Benefit Plans -- Employee Stock Ownership Plan").

(4) Under Incentive Compensation Agreements ("Incentive Agreements"), between the Company and each of Messrs. Wood and Christensen, Messrs. Wood and Christensen were each entitled to a bonus payment from the Company in the event of certain change-in-control transactions. Pursuant to Settlement Agreements, dated April 22, 1996, the Company paid each of Mr. Wood and Mr. Christensen a $150,000 bonus in exchange for termination of any future rights under the

    Incentive Agreements. No payment was due under the Incentive Agreements in connection with the ESOP transaction and resulting recapitalization.

SUMMARY OF OPTION GRANTS

     The following table provides certain summary information concerning grants of options to the Named Executive Officers of the Company during the 1999 fiscal year.

                       OPTION GRANTS IN LAST FISCAL YEAR

                                                                                                 POTENTIAL
                                                                                                REALIZABLE
                                                                                             VALUE AT ASSUMED
                                                                                              ANNUAL RATES OF
                          NUMBER OF                                                             STOCK PRICE
                         SECURITIES       % OF TOTAL                                         APPRECIATION FOR
                         UNDERLYING     OPTIONS GRANTED                                         OPTION TERM
                           OPTIONS      TO EMPLOYEES IN                                      -----------------
                        GRANTED(1)(2)     FISCAL YEAR     EXERCISE PRICE                       5%        10%
         NAME                 #                #              $/SH.        EXPIRATION DATE      $         $
         ----           -------------   ---------------   --------------   ---------------   -------   -------
John C. Diebel........     65,000            24.25%           9.375           08/17/08       383,200   971,200
Steven G. Murdock.....     40,000            14.93%           9.375           08/17/08       235,800   597,700
Joseph A. Gordon,
  Jr..................     20,000             7.46%           9.375           08/17/08       117,900   298,800
Brent W. Christensen..     20,000             7.46%           9.375           08/17/08       117,900   298,800
Robert A. Wood III....     20,000             7.46%           9.375           08/17/08       117,900   298,800

---------------
(1) Each of the options are non-qualified options granted pursuant to the Company's 1997 Stock Incentive Plan. Each option is subject to a four-year vesting schedule: 25% of such options becoming exercisable one year after the grant date with the remainder becoming exercisable in substantially equal installments over the succeeding thirty six months.

(2) The grants were approved by the Board of Directors subject to stockholder approval of the amendments to the Company's 1997 Stock Incentive Plan, as described further in "Options Granted Subject to Stockholder Approval of the Amended Plan" below.

SUMMARY OF OPTIONS EXERCISED

     The following table provides certain summary information concerning the exercise of stock options by the Named Executive Officers during the 1999 fiscal year together with the fiscal year-end value of unexercised options.

   AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION
                                     VALUES

                                                           NUMBER OF SECURITIES
                                                          UNDERLYING UNEXERCISED      VALUE OF UNEXERCISED IN
                                  SHARES                        OPTIONS AT             THE MONEY OPTIONS AT
                                ACQUIRED ON   VALUE(1)        FISCAL YEAR END           FISCAL YEAR-END(1)
                                 EXERCISE     REALIZED   EXERCISABLE/UNEXERCISABLE   EXERCISABLE/UNEXERCISABLE
             NAME                    #           $                   #                           $
             ----               -----------   --------   -------------------------   -------------------------
John C. Diebel................       0           0            27,083/137,917              101,560/484,690
Steven G. Murdock.............       0           0            27,083/112,917              101,560/403,440
Joseph A. Gordon, Jr..........       0           0             48,541/81,459              267,960/397,030
Brent W. Christensen..........       0           0             18,124/46,876               95,880/200,990
Robert A. Wood III............       0           0             18,124/46,876               95,880/200,990

---------------
(1) Market value of the securities underlying the options at exercise date or year-end, as the case may be, minus the exercise or base price of "in-the-money" options and transaction costs.

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The Company's Compensation Committee consists of Messrs. Timothy C. McQuay and Harry L. Casari. Neither Mr. McQuay nor Mr. Casari is an officer or employee of the Company.

                      REPORT OF THE COMPENSATION COMMITTEE

To: The Board of Directors

     As members of the Compensation Committee, it is our duty to administer the Company's overall compensation program for its senior management. The Compensation Committee oversees the administration of the Meade Instruments Corp. 1997 Stock Incentive Plan. In addition, the Compensation Committee establishes the compensation and evaluates the performance of the Chief Executive Officer. The Compensation Committee is comprised entirely of non-employee directors.

     The primary philosophy of the Company regarding compensation is to offer a program which rewards each of the members of senior management commensurately with the Company's overall growth and financial performance, including each person's individual performance during the previous fiscal year. The Company's compensation program for senior management is designed to attract and retain individuals who are capable of leading the Company in achieving its business objectives in an industry characterized by competitiveness, growth and change.

     The Company believes a substantial portion of the annual compensation of each member of senior management should relate to, and should be contingent upon, the financial success of the Company, as well as the individual contribution of each particular person to that success. As a result, a significant portion of the total compensation package consists of variable, performance-based components, such as bonuses and stock awards, which can increase or decrease to reflect changes in corporate and individual performance.

     The Compensation Committee evaluates the total compensation for the Company's Chief Executive Officer, Mr. John C. Diebel, and certain other members of senior management in light of information collected by the Compensation Committee regarding the compensation practices of similar companies. The Compensation Committee considers various indicators of success on both a corporate and an individual level in determining the overall compensation package for Mr. Diebel and other members of senior management. The Compensation Committee considers such corporate performance measures, among others, as revenue, operating income and earnings per share in its calculation of Mr. Diebel's compensation.

     The Company's annual compensation package for Mr. Diebel and the other members of senior management will typically consist of: (a) salary, (b) annual cash incentive or bonus and (c) long-term incentive or non-cash awards, primarily stock options.

     Mr. Diebel's base salary for the 1999 fiscal year was based on his employment agreement with the Company (the "Former Employment Agreement"), pursuant to which he served as Chairman of the Board and Chief Executive Officer. The Former Employment Agreement established Mr. Diebel's minimum annual base salary at $395,000 per year, subject to annual increases at the discretion of the Board of Directors. Mr. Diebel's base salary for fiscal 2000 will be based on his new Employment Agreement pursuant to which his base salary has been set at $434,500. See "Employment Agreements" below.

     During the 1999 fiscal year, Mr. Diebel also received a cash bonus of $160,000. This bonus amount was paid during fiscal 1999 but was based primarily on the Company's and Mr. Diebel's performance during fiscal 1998. The bonus amount paid to Mr. Diebel during fiscal 2000 will be based primarily on the Company's and Mr. Diebel's performance during fiscal 1999. The cash bonus paid to Mr. Diebel during fiscal 2000 will be $257,600.

     For the Company's performance during the 2000 fiscal year, the Company has entered into Performance Share Award Agreements ("Bonus Agreements") with certain members of management of the Company, including Mr. Diebel. Pursuant to these Bonus Agreements, certain members of management will be entitled to receive cash bonus awards equal to a certain percentage of each individual's respective base salary (Mr. Diebel's Bonus Agreement will entitle him to receive a cash bonus award ranging from 0% to 100% of his base salary). These cash bonus awards are based upon the

Company and each respective officer achieving certain quantitative and qualitative financial and business objectives. For example, the amount of Mr. Diebel's cash bonus award for fiscal 2000, if any, is based upon the Company achieving targeted increases in certain pre-tax income amounts together with Mr. Diebel satisfying certain qualitative key management objectives. The establishment of this Bonus Agreement, together with Mr. Diebel's increase in base salary, was determined to be appropriate by the Compensation Committee given Mr. Diebel's contribution in connection with the Company's growth and performance.

     The Compensation Committee determines the cash compensation paid to the other members of senior management in a similar manner as that of the Chief Executive Officer. Each officer's overall cash compensation is based upon the Company achieving certain financial objectives, together with each officer satisfying certain qualitative individual management objectives.

     The Company's 1997 Stock Incentive Plan provides the Company with the ability to periodically reward key employees with options to purchase shares of the Company's Common Stock. These long-term incentives are designed to couple the interests of key employees with those of the stockholders of the Company. Stock option grants provide an incentive that focuses the individual's attention on managing the Company from the perspective of an owner, with an equity stake in the business. The value of stock options is tied to the future performance of the Company's Common Stock and provides value to the recipient only when the price of the Company's Common Stock increases above the option grant price. Stock options reward management for long-term strategic planning through the resulting enhancement of share price. The Company believes that a compensation structure which includes the periodic granting of long-term incentives such as stock options helps to attract and retain senior managers with long-term management perspectives. During the 1999 fiscal year, the Company granted non-qualified stock options to various members of the Company's management, including Mr. Diebel. The number of options granted to each member of senior management was determined in accordance with the relative position, seniority and contribution of each such officer. During the 1999 fiscal year, Mr. Diebel was granted options to purchase up to 65,000 shares of the Company's Common Stock.

     The Compensation Committee has considered the anticipated tax treatment to the Company regarding the compensation and benefits paid to the executive officers of the Company in light of the enactment of Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"). The basic philosophy of the Compensation Committee is to strive to provide the executive officers of the Company with a compensation package which will preserve the deductibility of such payments for the Company. However, certain types of compensation payments and their deductibility (e.g., the spread on exercise of non-qualified options) depend upon the timing of an executive officer's vesting or exercise of previously granted rights. Moreover, interpretations of and changes in the tax laws and other factors beyond the Compensation Committee's control may affect the deductibility of certain compensation payments. The Compensation Committee will consider various alternatives to preserving the deductibility of compensation payments and benefits to the extent reasonably practicable and to the extent consistent with its other compensation objectives.

                                          THE COMPENSATION COMMITTEE
                                          OF THE BOARD OF DIRECTORS

                                          Timothy C. McQuay (Chairman)
                                          Harry L. Casari

                               PERFORMANCE GRAPH

     The following graph shows a comparison of cumulative total returns(1) for
(i) the Company from the period April 14, 1997(2) until the end of the 1999 fiscal year, (ii) the Nasdaq U.S. Composite Index and (iii) the Russell 2000 Index(3).

                                                   NASDAQ STOCK MARKET
                                                         (U.S.)                RUSSELL 2000 INDEX        MEADE INSTRUMENTS CORP.
                                                   -------------------         ------------------        -----------------------
'4/14/97'                                                100.00                      100.00                      100.00
'2/28/98'                                                147.06                      136.39                      140.74
'2/28/99'                                                191.41                      115.84                      187.11

---------------
(1) Total returns assumes reinvestment of dividends.

(2) The Company completed the initial public offering of its Common Stock on April 14, 1997. Prior to that date, no securities of the Company were registered under the Securities Act of 1933, as amended (the "Securities Act"), or under the Exchange Act. Accordingly, no information has been provided for any prior period.

(3) The Russell 2000 Index is comprised of 2000 small U.S. company stocks (companies with a median market capitalization of approximately $500 million).

(4) Assumes $100 invested on April 14, 1997.

     IT SHOULD BE NOTED THAT THIS GRAPH REPRESENTS HISTORICAL STOCK PRICE PERFORMANCE AND IS NOT NECESSARILY INDICATIVE OF ANY FUTURE STOCK PRICE PERFORMANCE.

     THE FOREGOING REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS REGARDING COMPENSATION AND THE PERFORMANCE GRAPH THAT APPEARS IMMEDIATELY AFTER SUCH REPORT SHALL NOT BE DEEMED TO BE SOLICITING MATERIAL OR TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT, OR THE EXCHANGE ACT, OR INCORPORATED BY REFERENCE IN ANY DOCUMENT SO FILED.

                             EMPLOYMENT AGREEMENTS

     The Company has employment agreements (the "Employment Agreements") with each of the Named Executive Officers. Except for the different salary levels for each of the Named Executive Officers, the material terms of those Employment Agreements are as follows: The term of each of the Employment Agreements is one year which automatically renews unless otherwise notified by either party. The Employment Agreements provide for the payment of an annual base salary of not less than $434,500 for Mr. Diebel, $357,500 for Mr. Murdock, $200,000 for Mr. Gordon and $175,000 for each of Messrs. Christensen and Wood. The amount of these base salaries will be reviewed annually by the Compensation Committee. The Named Executive Officers are also entitled to participate in and be covered by all bonus, incentive and other employee health, insurance, 401K and other plans and benefits currently established for the employees of the Company. Except for Messrs. Diebel, Murdock and Gordon, each of the Named Executive Officers is also entitled to participate in the Company's ESOP. In addition, the Employment Agreements provide the Named Executive Officers with vacation benefits of three weeks per year and reimbursement of all business expenses. If the Company terminates a Named Executive Officer's employment without cause, or if a Named Executive Officer terminates his employment under certain circumstances set forth in the Employment Agreement, then the Named Executive Officer shall be entitled to a lump sum payment equal to one year's aggregate salary and benefits. If the Named Executive Officer is terminated for a disability, then such Named Executive Officer is entitled to receive 100% of his or her base salary (less any amount paid to such individual pursuant to any disability insurance or benefit plan provided by the Company) for up to 24 months. In the event of a change-in-control of the Company (as defined in the Employment Agreements), the Named Executive Officers would be entitled to 2.99 times the highest aggregate salary and benefits received by each such Named Executive Officer in the three most recent fiscal years, or the highest amount allowable without penalty under Section 280G of the Internal Revenue Code, as amended. In addition, a Named Executive Officer may not compete with the Company or solicit its customers or employees, during the term of the Employment Agreement or for one year after the termination thereof.

                                 BENEFIT PLANS

     Employee Stock Ownership Plan. The Board of Directors adopted the Employee Stock Ownership Plan ("ESOP") effective March 1, 1996, as amended and restated effective January 1, 1999. The purpose of the ESOP is to enable participating employees to share in the growth and prosperity of the Company and to provide an opportunity for participating employees to accumulate capital for their future economic advantage by receiving beneficial ownership of the Company's Common Stock in proportion to their relative compensation. The ESOP is intended to be a stock bonus plan that is qualified under Section 401(a) of the Code. Except for certain officers of the Company and their families, all employees who have completed at least six months of service with the Company are eligible to participate in the ESOP. Generally, a participant becomes fully vested in contributions to the ESOP upon completion of three years of service with the Company or its affiliates.

     Distributions from the ESOP are generally made to participants following termination of employment, but in certain circumstances the ESOP provides for in-service distributions of up to 50% of the aggregate shares allocated to a participant's account. Shares of Common Stock allocated to participants' accounts are voted in the manner directed by such participants, and the ESOP Committee directs the voting of unallocated shares and shares for which participants do not provide voting instructions.

     401(k) Plan. The Company maintains a 401(k) Plan which is qualified under
Section 401(k) of the Code for all employees of the Company who have completed at least six months of service with the Company and are at least 21 years of age. The 401(k) Plan is designed for all eligible employees to save for retirement on a tax-deferred basis. Eligible employees may contribute up to 15% of their annual compensation up to a maximum amount allowed under the Code. The 401(k) Plan does not currently include an employer match provision, however, under the Company's ESOP, the Company matches 100% (in the form of Common Stock) of the amount deferred by employees under the 401(k) Plan, up to 4% of each employee's annual compensation. This matching contribution vests according to the provisions of the Company's ESOP.

                                   PROPOSAL 2

              APPROVAL OF AMENDMENTS TO 1997 STOCK INCENTIVE PLAN

     On three separate occasions during the last fiscal year, the Board approved, subject to stockholder approval, certain amendments (the "Amendments") to the Meade Instruments Corp. 1997 Stock Incentive Plan. (Hereinafter, such plan, as in effect immediately prior to the Amendments thereto, is referred to as the "Existing Plan" and the Existing Plan as amended by the Amendments is referred to as the "Amended Plan.") The Amendments principally include the following:

          Share Limits. The Existing Plan provides for a limit on the aggregate number of shares of the Company's Common Stock that may be issued or delivered pursuant to awards thereunder (the "Aggregate Share Limit"). On August 18, 1998, the Board approved, subject to stockholder approval, an amendment to increase this aggregate limit from 750,000 shares under the Existing Plan (all of which, as of the date hereof, are issued pursuant to previously exercised options or are subject to outstanding options) to 1,500,000 shares under the Amended Plan. On April 7, 1999, the Board approved, subject to stockholder approval, a second increase in the share limit to increase the limit from 1,500,000 shares to 2,000,000 shares. Thus, the Amendments increase the number of shares available by an aggregate 1,250,000 shares. CERTAIN OPTIONS GRANTED UNDER THE COMPANY'S 1997 STOCK INCENTIVE PLAN ARE SUBJECT TO STOCKHOLDER APPROVAL OF THE AMENDMENTS AND ARE DISCUSSED UNDER "OPTIONS SUBJECT TO STOCKHOLDER APPROVAL OF THE AMENDED PLAN" BELOW.

          Compensation Limits. The Existing Plan provides for a limit on the aggregate amount of compensation to be paid to any Participant in respect of any Cash-Based Awards that are granted during any year as Performance-Based Awards (the "Aggregate Compensation Limit"). On February 24, 1999, the Board approved, subject to stockholder approval, an amendment to increase this limit from $100,000 to $1,000,000. The Board approved this amendment based, in part, on a belief that the maximum limit for Cash-Based Awards under the Existing Plan was insufficient to provide adequately for future incentives.

     The principal terms of the Amended Plan are summarized below. The following summary is qualified in its entirety by the full text of the Amended Plan, which is attached to this Proxy Statement as Exhibit A. Capitalized terms used in the summary which are not otherwise defined will have the meanings set forth in the Amended Plan.

SUMMARY DESCRIPTION OF THE AMENDED PLAN

     The purpose of the Amended Plan is to promote the success of the Company by providing an additional means to attract, motivate, retain and reward key personnel, including officers, and experienced and knowledgeable independent directors through the grant of Options and other Awards that provide added long term incentives for high levels of performance and for significant efforts to improve the financial performance of the Company.

     AWARDS. The Amended Plan authorizes stock options (incentive or nonqualified), stock appreciation rights ("SARs"), restricted stock, performance share awards and stock bonuses.

     ADMINISTRATION. The Amended Plan is administered by either the Board or a committee of the Board (the "Committee"). The Committee determines the number of shares that are to be subject to Awards and the terms and conditions of such Awards, including the price (if any) to be paid for the shares or the Award. The Board has appointed the Compensation Committee as the Plan's administrative committee.

     ELIGIBILITY. Persons eligible to receive Awards under the Amended Plan include officers, directors, key employees and consultants of the Company or any of its subsidiaries. Members of the Board who are not officers or employees of the Company (each a "Non-Employee Director") are eligible to receive certain automatic Award grants under the Amended Plan, as described more fully below. Approximately 25 officers and key employees of the Company, including all of the Company's Named Executive Officers, are considered eligible under the Amended Plan at the present time, subject to the power of the Committee to determine eligible persons to whom Awards will be granted. Currently, there are two Non-Employee Directors.

     LIMITS ON AWARDS; AUTHORIZED SHARES. Under the Existing Plan, the current Aggregate Share Limit is 750,000 shares of Common Stock. If the Amendments are approved by stockholders, the Aggregate Share Limit will be 2,000,000 shares of Common Stock. The maximum number of shares of Common Stock that may be issued pursuant to Incentive Stock Options under the Amended Plan will not exceed 2,000,000 shares. The maximum number of shares of Common Stock subject to Awards which may be granted to any individual during any calendar year is 350,000 shares. The maximum number of shares of Common Stock subject to Awards that may be issued to Non-Employee Directors is 150,000.

     As is customary in incentive plans of this nature, the number and kind of shares available under the Amended Plan and the then outstanding Awards, as well as exercise or purchase prices, performance targets under certain performance-based Awards and share limits, are subject to adjustment in the event of certain reorganizations, mergers, combinations, consolidations, recapitalizations, reclassifications, stock splits, stock dividends, asset sales or other similar events, or extraordinary dividends or distributions of property to stockholders. Shares that are subject to or underlie Awards which expire or fail to vest or which are cancelled, terminated, forfeited, or not paid or delivered under the Amended Plan for any reason, as well as reacquired shares, become available, except to the extent prohibited by law, for subsequent Awards under the Amended Plan.

     The Amended Plan will not limit the authority of the Board or the Committee to grant Awards or authorize any other compensation, with or without reference to the Common Stock, under any other plan or authority.

     TRANSFER RESTRICTIONS. Subject to certain exceptions contained in Section
1.9 of the Amended Plan, Awards under the Amended Plan are not transferable by the recipient other than by will or the laws of descent and distribution and are generally exercisable, during the recipient's lifetime, only by him or her. Any amounts payable or shares issuable pursuant to an Award will be paid only to the recipient or the recipient's beneficiary or representative.

     STOCK OPTIONS. An Option is the right to purchase shares of Common Stock at a future date at a specified price (the "Option Price"). An Option may either be an Incentive Stock Option or a Nonqualified Stock Option. Incentive Stock Option benefits are taxed differently from Nonqualified Stock Options, as described under "Federal Income Tax Treatment" below. Incentive Stock Options are also subject to more restrictive terms and are limited in amount by the Code and the Amended Plan.

     The Option Price of Options will be determined by the Committee, but, in the case of Incentive Stock Options, may be no less than the fair market value of a share on the date of grant; provided, however, that the Option Price may be no less than 110% of fair market value for Incentive Stock Options granted to an employee who owns 10% or more of the outstanding Common Stock. Full payment for shares purchased on the exercise of any Option must be made at the time of such exercise in a manner approved by the Committee (which may include cash, a check, a promissory note, notice and third party payment, or delivery of previously owned Common Stock, subject to certain limitations set forth in the Amended
Plan). Options granted under the Amended Plan may be exercised at the time or times determined by the Committee, but in no event may Options be exercised after ten years from the date of grant; provided, however, that Incentive Stock Options granted to an employee who owns 10% or more of the outstanding Common Stock may not be exercised after five years from the date of grant.

     STOCK APPRECIATION RIGHTS. An SAR is the right to receive a number of shares of Common Stock or an amount of cash, or a combination of shares and cash, the aggregate amount or value of which is determined by reference to a change in the fair market value of the Common Stock. SARs may be granted in connection with other Awards or independently. The Committee may also grant limited SARs exercisable only upon or in respect of a change in control or any other specified event; such limited SARs may relate to or operate in tandem with other SARs, Options or other Awards under the Amended Plan.

     RESTRICTED STOCK AWARDS. A Restricted Stock Award is an award typically for a fixed number of shares of Common Stock subject to restrictions. The Committee specifies the price, if any, the Participant must pay for such shares and the restrictions (which may include, for example, continued service only and/or performance standards) imposed on such shares.

     PERFORMANCE SHARE AWARDS AND STOCK BONUSES. Performance Share Awards may be granted on the basis of such factors as the Committee deems appropriate. Generally, these Awards will be based upon specific agreements and will specify the number of shares of Common Stock subject to the Award, the consideration, if any, to be paid for such shares by the Participant and the conditions upon which the issuance of the shares will be based.

     In addition to Awards under the other provisions of the Amended Plan, the Amended Plan provides that the Committee may grant to eligible officers performance-based Awards designed to satisfy the requirements for deductibility of compensation under Section 162(m) of the Code ("Section 162(m) Performance-Based Awards"). Options with an exercise price and SARs with a base price not less than fair market value on the date of grant will, generally speaking, be considered Section 162(m) Performance-Based Awards. Other Section 162(m) Performance-Based Awards must be based on performance relative to pre-established goals over performance periods not shorter than one year nor longer than ten years. The business criteria on which performance goals will be established include one or more of the following as applied to the consolidated operations, or one or more subsidiaries or business segments: (i) net cash flow (including cash and cash equivalents) from operations or net cash flow from operations, financing and investing activities, (ii) earnings per share of Common Stock on a fully diluted basis determined by dividing (a) net earnings less dividends on Preferred Stock, if any, of the Company and its subsidiaries by (b) the weighted average number of shares of Common Stock and Common Stock equivalents outstanding, (iii) consolidated net income of the Company and its subsidiaries (less, if any, preferred dividends), divided by the average consolidated common stockholders' equity, or (iv) change in the market price of the Company's Common Stock plus dividends and other distributions paid, divided by the beginning market price of the Common Stock, adjusted for any changes in equity structure. Section 162(m) Performance-Based Awards (other than Options and SARs) are earned and payable only if performance meets the specific, pre-established performance goals approved by the Committee in advance of applicable deadlines under the Code and while the performance relating to the goals remains substantially uncertain. Performance goals may be adjusted to reflect certain changes, including reorganizations, liquidations and capitalization and accounting changes, to the extent permitted by Section 162(m).

     Grants of Section 162(m) Performance-Based Awards in any calendar year to any Participant may not be made with reference to more than 350,000 shares. Under the Existing Plan, the current Aggregate Compensation Limit is $100,000. If the Amendments are approved by stockholders, the Aggregate Compensation Limit will increase to $1,000,000. Before any of the Section 162(m) Performance-Based Awards (other than by exercise of qualifying Options or SARs) are paid to a covered officer, the Committee must certify that the performance goals have been satisfied. The Committee will have discretion to determine the performance goals and restrictions or other limitations of the individual Awards and is expected to reserve "negative" discretion to reduce the number of shares delivered pursuant to payments of Awards below maximum Award limits.

     The Committee may grant a Stock Bonus to any eligible person to reward exceptional or special services, contributions or achievements in the manner and on such terms and conditions (including any restrictions on such shares) as determined from time to time by the Committee. The number of shares so awarded is determined by the Committee, and such an Award may be granted independently or in lieu of a cash bonus.

     ACCELERATION OF AWARDS; POSSIBLE EARLY TERMINATION OF AWARDS. Unless prior to a Change in Control Event the Committee determines that, upon its occurrence, benefits will not be accelerated, then generally upon the Change in Control Event each Option and SAR will become immediately exercisable, restricted stock will vest, and cash and performance-based Awards will become payable. A Change in Control Event under the Amended Plan generally includes (subject to certain exceptions) certain mergers or consolidations approved by the Company's stockholders, or stockholder approval of a liquidation of the Company or sale of substantially all of the Company's assets.

     EFFECT OF TERMINATION OF EMPLOYMENT. Options which have not yet become exercisable will generally lapse upon the date a Participant is no longer employed by the Company for any reason. Options which have become exercisable must be exercised within three months after such date if the termination of employment was for any reason other than Retirement, Total Disability, death or discharge for cause. In the event a Participant is discharged for cause, all Options will lapse immediately upon such termination of employment. If the termination of employment is due to Retirement, Total Disability or death, the Options which are exercisable on the date of such termination must generally be exercised within twelve months of the date of such termination. In no event may an Option be exercised after its stated term. SARs generally have the same termination provisions as the Options to which they relate. In respect of each other Award granted under the Amended Plan, a Participant's rights and benefits (if any) in the event of a termination of employment will be determined by the Committee, which may make distinctions based upon the cause of termination and the nature of the Award. The Committee may increase the portion of a Participant's Award available to the Participant in connection with a Participant's termination of employment (other than termination by the Company for cause).

     AMENDMENTS. The Board may amend or terminate the Amended Plan at any time. If any amendment to the Amended Plan would (i) materially increase the benefits accruing to Participants, (ii) materially increase the aggregate number of shares which may be issued under the Amended Plan or (iii) materially modify the requirements of eligibility for participation in the Amended Plan, then, to the extent then required by Section 422 of the Code, such amendment will be subject to stockholder approval. Outstanding Awards may be amended, subject, however, to the consent of the holder if the amendment materially and adversely affects the holder. Unless previously terminated by the Board, the Amended Plan will terminate on February 4, 2007.

     AUTOMATIC OPTION GRANTS TO NON-EMPLOYEE DIRECTORS. The Amended Plan provides that each person who becomes a Non-Employee Director is granted automatically a Nonqualified Stock Option to purchase 5,000 shares of Common Stock (the "Initial Grant"). In addition, in each calendar year, there will be granted automatically (without any action by the Committee) immediately following the annual meeting of stockholders in each such year, a Nonqualified Stock Option to purchase 5,000 shares of Common Stock to each Non-Employee Director who is re-elected as a member of the Board or who continues as a member of the Board (the "Annual Grant"). A Non-Employee Director may not receive more than one Nonqualified Stock Option under the Non-Employee Director program in any calendar year, nor more than 50,000 shares on exercise of all Options awarded under such program. The purchase price per share of Common Stock covered by each such Option will be the fair market value of the Common Stock on the date the Option is granted. The Amended Plan provides that Non-Employee Director Options expire on the tenth anniversary of the Award date and become exercisable at the rate of 33 1/3% on each of the first three anniversaries of the date of grant.

Immediately prior to the occurrence of a Change in Control, each Option granted under the Non-Employee Director program will become exercisable in full; provided, however, that none of the Options granted under such program will be accelerated to a date less than six months after the date of grant of such Option.

     If a Non-Employee Director's services as a member of the Board terminate by reason of death or total disability, any Option granted under the Non-Employee Director program held by such Non-Employee Director will immediately become and will remain exercisable for two years after the date of such termination or until the expiration of the Option's term, whichever occurs first. If a Non-Employee Director's services as a member of the Board terminate for any other reason, any portion of an Option granted under the Non-Employee Director program held by such Non-Employee Director which is not then exercisable will terminate, and any portion of an Option which is then exercisable may be exercised for three months after the date of such termination or until the expiration of the Option's term, whichever occurs first.

     SECURITIES UNDERLYING AWARDS. The market value of a share of Common Stock as of May 18, 1999 was $12.56 per share. The Company plans to register under the Securities Act of 1933, as amended, the additional shares of Common Stock made available under the Amended Plan.

OPTIONS GRANTED SUBJECT TO STOCKHOLDER APPROVAL OF THE AMENDED PLAN

     During the 1999 fiscal year and in the first quarter of the 2000 fiscal year, the Board of Directors granted, subject to stockholder approval of the Amendments, non-qualified options to certain eligible persons, all of which are summarized in the following table. Certain of these non-qualified options are subject to stockholder approval of the Amendments because at the time they were granted they exceeded the Existing Plan's aggregate share limits. If the Amendments are not approved by stockholders, certain of these options will not be effective.

                                OPTIONS GRANTED

                                                             NUMBER OF SECURITIES    EXERCISE PRICE
                     NAME OF OPTIONEE                        UNDERLYING OPTIONS(#)   PER SHARE($)(1)
                     ----------------                        ---------------------   ---------------
John C. Diebel.............................................          65,000               9.3750
                                                                     85,000              10.6250
Steven G. Murdock..........................................          40,000               9.3750
                                                                     60,000              10.6250
Joseph A. Gordon, Jr. .....................................          20,000               9.3750
                                                                     40,000              10.6250
Brent W. Christensen.......................................          20,000               9.3750
                                                                     35,000              10.6250
Robert A. Wood III.........................................          20,000               9.3750
                                                                     35,000              10.6250
Executive Group(2).........................................         205,000               9.3750
                                                                    325,000              10.6250
Non-Executive Director Group(3)............................          10,000              10.1250
                                                                     10,000              10.6250
Non-Executive Officer Employee Group.......................          52,500               9.3750
                                                                      7,500              12.9375
                                                                     72,500              10.6250
                                                                      2,000              11.1880

---------------
(1) Each of the options are non-qualified options granted pursuant to the Company's 1997 Stock Incentive Plan, as amended. Each option was granted at the fair market value at the time of grant and is subject to a four-year vesting schedule: 25% of such options becoming exercisable one year after the grant date with the remainder becoming exercisable in substantially equal installments over the succeeding thirty six months.

(2) Includes all Named Executive Officers and two additional executive officers.

(3) Consisting of Messrs. McQuay and Casari.

     FEDERAL INCOME TAX CONSEQUENCES. With respect to Nonqualified Stock Options, the Company is generally entitled to deduct an amount equal to the difference between the Option exercise price and the fair market value of the shares at the time of exercise. With respect to Incentive Stock Options, the Company is generally not entitled to a similar deduction either upon grant of the Option or at the time the Option is exercised. If Incentive Stock Option shares are not held for specified qualifying periods, however, the difference between the fair market value of the shares at the date of exercise (or, if lower, the sale price) and the cost of such shares is taxed as ordinary income (and the Company will receive a corresponding deduction) in the year the shares are sold.

     The current federal income tax consequences of other Awards authorized under the Amended Plan generally follow certain basic patterns: SARs are taxed and deductible in substantially the same manner as Nonqualified Stock Options; non-transferable restricted stock subject to a substantial risk of forfeiture results in income recognition only at the time the restrictions lapse (unless the recipient elects to accelerate recognition as of the date of grant); and Performance Share Awards generally are subject to tax at the time of payment. In each of the foregoing cases, the Company will generally have a corresponding deduction at the time the Participant recognizes income.

     If an Award is accelerated under the Amended Plan in connection with a change in control (as this term is used in the Code), the Company may not be permitted to deduct the portion of the compensation attributable to the acceleration ("parachute payments") if it exceeds certain threshold limits under the Code (and certain excise taxes may be triggered). Further, if the compensation attributable to Awards is not "performance-based" within the meaning of Section 162(m) of the Code, the Company may not be permitted to deduct the aggregate non performance-based compensation in excess of $1,000,000 in certain circumstances.

     The above tax summary discusses general tax principles applicable to, and income tax consequences of, the Amended Plan under current federal law, which is subject to change. This summary is not intended to be exhaustive and, among other considerations, does not describe state, local, or international tax consequences.

SPECIFIC BENEFITS

     For information regarding Options and other Awards granted to executive officers of the Company, see the material under the headings "Executive Compensation and Other Information," "Report of the Compensation Committee" and "Options Granted Subject to Stockholder Approval of the Amended Plan" above.

     Except as reported above, the number, amount and type of Awards to be received by or allocated to eligible persons in the future under the Amended Plan cannot be determined at this time. At this time, the Company is not considering any additional Awards under the Amended Plan. If the Amendments had been in effect previously, the Company expects that the grants would not have been substantially different from those described in the sections referred to above and the "Directors' Fees" section of this Proxy Statement.

     The Board believes that the additional shares to be made available under the Amended Plan, and the increase in the amount of compensation permitted to be paid in respect of any Cash-Based Awards, upon the approval of the Amendments will promote the interests of the Company and its stockholders and continue to enable the Company to attract, retain and reward persons important to the Company's success and to provide incentives based on the attainment of corporate objectives and increases in stockholder value.

     Approval of the Amendments requires the affirmative vote of a majority of the Common Stock present, or represented, and entitled to vote at the Annual Meeting.

THE BOARD OF DIRECTORS HAS APPROVED AND RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE AMENDMENTS TO THE 1997 STOCK INCENTIVE PLAN.

     Proxies solicited by the Board will be so voted unless stockholders specify otherwise in their proxies. Broker non-votes and abstentions on this proposal have the effect described on page 1. All members of the Board are eligible for Awards under the Amended Plan.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Exchange Act requires that the Company's directors and officers, and persons who own more than 10% of a registered class of the Company's equity securities, file reports of ownership and changes in ownership with the Securities and Exchange Commission and the National Association of Securities Dealers, Inc. Directors, officers, and greater than 10% stockholders are required by the Securities and Exchange Commission to furnish the Company with copies of the reports they file.

     Based solely on its review of the copies of such reports and written representations from certain reporting persons that certain reports were not required to be filed by such persons, the Company believes that all of its directors, officers and greater than 10% beneficial owners complied with all filing requirements applicable to them with respect to transactions during the 1999 fiscal year.

                                 ANNUAL REPORT

     A copy of the Company's 1999 Annual Report, containing audited balance sheets as of February 28, 1998 and 1999, and the related statements of income, of stockholders' equity (deficit), and of cash flows for the three years ended February 28, 1999 accompanies this Proxy Statement. Upon written request, the Company will send you, without charge, a copy of its Annual Report on Form 10-K (without exhibits) for the fiscal year ended February 28, 1999, which the Company has filed with the Securities and Exchange Commission. Copies of exhibits to the Form 10-K are available, but a reasonable fee per page will be charged to the requesting stockholder. Stockholders may make requests in writing to the Company's Stockholders' Communications Department, c/o Meade Instruments Corp., 6001 Oak Canyon, Irvine, California 92620.

                           PROPOSALS OF STOCKHOLDERS

     For stockholder proposals to be considered for inclusion in the proxy materials for the Company's 2000 Annual Meeting of Stockholders, they must be received by the Secretary of the Company no later than February 9, 2000.

                   RELATIONSHIP WITH INDEPENDENT ACCOUNTANTS

     PricewaterhouseCoopers LLP are the independent accountants for the Company for the fiscal year ended February 28, 1999 and have reported on the Company's financial statements included in the Annual Report of the Company which accompanies this Proxy Statement. The Company's independent accountants are appointed by the Board of Directors. The Board of Directors has reappointed PricewaterhouseCoopers LLP as the Company's independent accountants for the fiscal year ending February 28, 2000. Representatives of PricewaterhouseCoopers LLP are expected to be present at the Annual Meeting of Stockholders and will have an opportunity to make a statement at the Annual Meeting if they desire to do so. The representatives will also be available to respond to appropriate questions.

                                 OTHER MATTERS

PRESENTED BY MANAGEMENT

     At the time of the preparation of this Proxy Statement, the Board of Directors knows of no other matters which will be acted upon at the Annual Meeting. If any other matters are presented for action at the Annual Meeting or at any adjournment thereof, it is intended that the proxies will be voted with respect thereto in accordance with the best judgment and in the discretion of the proxy holders.

PRESENTED BY STOCKHOLDERS

     The Company's Bylaws contain certain advance notice procedures which stockholders must follow to submit proposals for consideration at future stockholder meetings, including also the nomination of persons for election as directors. Such items of business must be submitted in writing to the Secretary of the Company at the Company's headquarters (address shown on Page 1 of this Proxy Statement) and must be received not less than 60 days nor more than 90 days prior to the scheduled annual meeting date. Thus, unless the Company discloses a change in the scheduling of the next annual meeting, July 6, 2000, stockholder proposals for consideration at that meeting must be received by the Secretary of the Company by May 6, 2000. If the scheduled meeting date is changed and the Company does not provide at least 70 days' advance notice or public disclosure of the change, then stockholders have until the close of business on the 10th day after the date the Company gave notice or publicly disclosed the changed date of the annual meeting in which to submit proposals. In addition, the notice must meet all requirements contained in the Company's Bylaws. Stockholders may contact the Secretary of the Company at the Company's headquarters for a copy of the relevant Bylaw provision regarding requirements for making stockholder proposals and nominating director candidates.

                                          By Order of the Board of Directors
                                          /s/ Mark D. Peterson
                                          Mark D. Peterson
                                          Vice President and General Counsel

Irvine, California
June 8, 1999

     IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, STOCKHOLDERS ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED ENVELOPE.

                                                                       EXHIBIT A

                            MEADE INSTRUMENTS CORP.
                           1997 STOCK INCENTIVE PLAN,
                                   AS AMENDED

                               TABLE OF CONTENTS

                                                                          PAGE
                                                                          ----
 1.  THE PLAN...........................................................   A-4
      1.1   Purpose.....................................................   A-4
      1.2   Administration and Authorization; Power and Procedure.......   A-4
      1.3   Participation...............................................   A-5
      1.4   Shares Available for Awards; Share Limits...................   A-5
      1.5   Grant of Awards.............................................   A-5
      1.6   Award Period................................................   A-6
      1.7   Limitations on Exercise and Vesting of Awards...............   A-6
      1.8   Acceptance of Notes to Finance Exercise.....................   A-6
      1.9   No Transferability; Limited Exception to Transfer
            Restrictions................................................   A-7

 2.  OPTIONS............................................................   A-7
      2.1   Grants......................................................   A-7
      2.2   Option Price................................................   A-7
      2.3   Limitations on Grant and Terms of Incentive Stock Options...   A-8
      2.4   Limits on 10% Holders.......................................   A-8
      2.5   Option Repricing/Cancellation and Regrant/Waiver of
            Restrictions................................................   A-8
      2.6   Options and Rights in Substitution for Stock Options Granted
            by Other Corporations.......................................   A-9

 3.  STOCK APPRECIATION RIGHTS (INCLUDING LIMITED STOCK APPRECIATION
     RIGHTS)............................................................   A-9
      3.1   Grants......................................................   A-9
      3.2   Exercise of Stock Appreciation Rights.......................   A-9
      3.3   Payment.....................................................   A-9
      3.4   Limited Stock Appreciation Rights...........................  A-10

 4.  RESTRICTED STOCK AWARDS............................................  A-10
      4.1   Grants......................................................  A-10
      4.2   Restrictions................................................  A-10
      4.3   Return to the Corporation...................................  A-10

 5.  PERFORMANCE SHARE AWARDS AND STOCK BONUSES.........................  A-11
      5.1   Grants of Performance Share Awards..........................  A-11
      5.2   Special Performance-Based Share Awards......................  A-11
      5.3   Grants of Stock Bonuses.....................................  A-12
      5.4   Deferred Payments...........................................  A-12

                                                                          PAGE
                                                                          ----
 6.  OTHER PROVISIONS...................................................  A-12
      6.1   Rights of Eligible Persons, Participants and
            Beneficiaries...............................................  A-12
      6.2   Adjustments; Acceleration...................................  A-13
      6.3   Effect of Termination of Employment.........................  A-14
      6.4   Compliance with Laws........................................  A-15
      6.5   Tax Withholding.............................................  A-15
      6.6   Plan Amendment, Termination and Suspension..................  A-15
      6.7   Privileges of Stock Ownership...............................  A-16
      6.8   Effective Date of the Plan..................................  A-16
      6.9   Term of the Plan............................................  A-16
      6.10  Governing Law/Construction/Severability.....................  A-16
      6.11  Captions....................................................  A-17
      6.12  Effect of Change of Subsidiary Status.......................  A-17
      6.13  Non-Exclusivity of Plan.....................................  A-17

 7.  DEFINITIONS........................................................  A-17
      7.1   Definitions.................................................  A-17

 8.  NON-EMPLOYEE DIRECTOR OPTIONS......................................  A-20
      8.1   Participation...............................................  A-20
      8.2   Annual Option Grants........................................  A-21
      8.3   Option Price................................................  A-21
      8.4   Option Period and Exercisability............................  A-21
      8.5   Termination of Directorship.................................  A-21
      8.6   Adjustments.................................................  A-21
      8.7   Acceleration Upon a Change in Control Event.................  A-22

                            MEADE INSTRUMENTS CORP.

                           1997 STOCK INCENTIVE PLAN,
                                   AS AMENDED

1. THE PLAN

  1.1  Purpose.

     The purpose of this Plan is to promote the success of the Company by providing an additional means through the grant of Awards to attract, motivate, retain and reward key employees, including officers, whether or not directors, of the Company with awards and incentives for high levels of individual performance and improved financial performance of the Company and to attract, motivate and retain experienced and knowledgeable independent directors through the benefits provided under Article 8. "Corporation" means Meade Instruments Corp., a California corporation, and "Company" means the Corporation and its Subsidiaries, collectively. These terms and other capitalized terms are defined in Article 7.

  1.2  Administration and Authorization; Power and Procedure.

     (a) Committee. This Plan shall be administered by and all Awards to Eligible Persons shall be authorized by the Committee. Action of the Committee with respect to the administration of this Plan shall be taken pursuant to a majority vote or by written consent of its members.

     (b) Plan Awards; Interpretation; Powers of Committee. Subject to the express provisions of this Plan, the Committee shall have the authority:

          (i) to determine from among those persons eligible the particular Eligible Persons who will receive any Awards;

          (ii) to grant Awards to Eligible Persons, determine the price at which securities will be offered or awarded and the amount of securities to be offered or awarded to any of such persons, and determine the other specific terms and conditions of such Awards consistent with the express limits of this Plan, and establish the installments (if any) in which such Awards shall become exercisable or shall vest, or determine that no delayed exercisability or vesting is required, and establish the events of termination or reversion of such Awards;

          (iii) to approve the forms of Award Agreements (which need not be identical either as to type of award or among Participants);

          (iv) to construe and interpret this Plan and any agreements defining the rights and obligations of the Company and Participants under this Plan, further define the terms used in this Plan, and prescribe, amend and rescind rules and regulations relating to the administration of this Plan;

          (v) to cancel, modify, or waive the Corporation's rights with respect to, or modify, discontinue, suspend, or terminate any or all outstanding Awards held by Eligible Persons, subject to any required consent under
     Section 6.6;

          (vi) to accelerate or extend the exercisability or extend the term of any or all such outstanding Awards within the maximum ten-year term of Awards under Section 1.6; and

          (vii) to make all other determinations and take such other action as contemplated by this Plan or as may be necessary or advisable for the administration of this Plan and the effectuation of its purposes.

Notwithstanding the foregoing, the provisions of Article 8 relating to Non-Employee Director Awards shall be automatic and, to the maximum extent possible, self-effectuating.

     (c) Binding Determinations. Any action taken by, or inaction of, the Corporation, any Subsidiary, the Board or the Committee relating or pursuant to this Plan shall be within the absolute discretion of that entity or body and shall be conclusive and binding upon all persons. No member of the Board or

Committee, or officer of the Corporation or any Subsidiary, shall be liable for any such action or inaction of the entity or body, of another person or, except in circumstances involving bad faith, of himself or herself. Subject only to compliance with the express provisions hereof, the Board and Committee may act in their absolute discretion in matters within their authority related to this Plan.

     (d) Reliance on Experts. In making any determination or in taking or not taking any action under this Plan, the Committee or the Board, as the case may be, may obtain and may rely upon the advice of experts, including professional advisors to the Corporation. No director, officer or agent of the Company shall be liable for any such action or determination taken or made or omitted in good faith.

     (e) Delegation. The Committee may delegate ministerial, non-discretionary functions to individuals who are officers or employees of the Company.

  1.3  Participation.

     Awards may be granted by the Committee only to those persons that the Committee determines to be Eligible Persons. An Eligible Person who has been granted an Award may, if otherwise eligible, be granted additional Awards if the Committee shall so determine.

  1.4  Shares Available for Awards; Share Limits.

     (a) Shares Available. Subject to the provisions of Section 6.2, the capital stock that may be delivered under this Plan shall be shares of the Corporation's authorized but unissued Common Stock and any shares of its Common Stock held as treasury shares. The shares may be delivered for any lawful consideration.

     (b) Share Limits. The maximum number of shares of Common Stock that may be delivered pursuant to Awards (including Incentive Stock Options) granted to Eligible Persons under this Plan shall not exceed 2,000,000 shares (the 'Share Limit'). The maximum number of shares of Common Stock that may be delivered under the provisions of Article 8 shall not exceed 150,000 shares. The maximum number of shares subject to those Options and Stock Appreciation Rights that are granted during any calendar year to any individual shall be limited to 350,000 shares. Each of the three foregoing numerical limits shall be subject to adjustment as contemplated by this Section 1.4 and Section 6.2.

     (c) Share Reservation; Replenishment and Reissue of Unvested Awards. No Award may be granted under this Plan unless, on the date of grant, the sum of
(i) the maximum number of shares issuable at any time pursuant to such Award, plus (ii) the number of shares that have previously been issued pursuant to Awards granted under this Plan, other than reacquired shares available for reissue consistent with any applicable legal limitations, plus (iii) the maximum number of shares that may be issued at any time after such date of grant pursuant to Awards that are outstanding on such date, does not exceed the Share Limit. Shares that are subject to or underlie Awards which expire or for any reason are cancelled or terminated, are forfeited, fail to vest, or for any other reason are not paid or delivered under this Plan, as well as reacquired shares, shall again, except to the extent prohibited by law, be available for subsequent Awards under the Plan. Except as limited by law, if an Award is or may be settled only in cash, such Award need not be counted against any of the limits under this Section 1.4.

  1.5  Grant of Awards.

     Subject to the express provisions of this Plan, the Committee shall determine the number of shares of Common Stock subject to each Award, the price (if any) to be paid for the shares or the Award and, in the case of Performance Share Awards, in addition to matters addressed in Section 1.2(b), the specific objectives, goals and performance criteria (such as an increase in sales, market value, earnings or book value over a base period, the years of service before vesting, the relevant job classification or level of responsibility or other factors) that further define the terms of the Performance Share Award.

Each Award shall be evidenced by an Award Agreement signed by the Corporation and, if required by the Committee, by the Participant.

  1.6  Award Period.

     Each Award and all executory rights or obligations under the related Award Agreement shall expire on such date (if any) as shall be determined by the Committee, but in the case of Options or other rights to acquire Common Stock not later than ten (10) years after the Award Date.

  1.7  Limitations on Exercise and Vesting of Awards.

     (a) Provisions for Exercise. Unless the Committee otherwise expressly provides, no Award shall be exercisable or shall vest until at least six months after the initial Award Date, and once exercisable an Award shall remain exercisable until the expiration or earlier termination of the Award.

     (b) Procedure. Any exercisable Award shall be deemed to be exercised when the Secretary of the Corporation receives written notice of such exercise from the Participant, together with any required payment made in accordance with
Section 2.2(a) or 8.4, as the case may be.

     (c) Fractional Shares/Minimum Issue. Fractional share interests shall be disregarded, but may be accumulated. The Committee, however, may determine in the case of Eligible Persons that cash, other securities, or other property will be paid or transferred in lieu of any fractional share interests. No fewer than 100 shares may be purchased on exercise of any Award at one time unless the number purchased is the total number at the time available for purchase under the Award.

  1.8  Acceptance of Notes to Finance Exercise.

     The Corporation may, with the Committee's approval, accept one or more notes from any Eligible Person in connection with the exercise or receipt of any outstanding Award; provided that any such note shall be subject to the following terms and conditions:

          (a) The principal of the note shall not exceed the amount required to be paid to the Corporation upon the exercise or receipt of one or more Awards under the Plan and the note shall be delivered directly to the Corporation in consideration of such exercise or receipt.

          (b) The initial term of the note shall be determined by the Committee; provided that the term of the note, including extensions, shall not exceed a period of five years.

          (c) The note shall provide for full recourse to the Participant and shall bear interest at a rate determined by the Committee but not less than the interest rate necessary to avoid the imputation of interest under the Code.

          (d) If the employment of the Participant terminates, the unpaid principal balance of the note shall become due and payable on the 10th business day after such termination; provided, however, that if a sale of such shares would cause such Participant to incur liability under Section 16(b) of the Exchange Act, the unpaid balance shall become due and payable on the 10th business day after the first day on which a sale of such shares could have been made without incurring such liability assuming for these purposes that there are no other transactions (or deemed transactions in securities of this Corporation) by the Participant subsequent to such termination.

          (e) If required by the Committee or by applicable law, the note shall be secured by a pledge of any shares or rights financed thereby in compliance with applicable law.

          (f) The terms, repayment provisions, and collateral release provisions of the note and the pledge securing the note shall conform with applicable rules and regulations of the Federal Reserve Board as then in effect.

  1.9  No Transferability; Limited Exception to Transfer Restrictions.

     (a) Limit On Exercise and Transfer. Unless otherwise expressly provided in (or pursuant to) this Section 1.9, by applicable law and by the Award Agreement, as the same may be amended, (i) all Awards are non-transferable and shall not be subject in any manner to sale, transfer, anticipation, alienation, assignment, pledge, encumbrance or charge; Awards shall be exercised only by the Participant; and (ii) amounts payable or shares issuable pursuant to an Award shall be delivered only to (or for the account of) the Participant.

     (b) Exceptions. The Committee may permit Awards to be exercised by and paid only to certain persons or entities related to the Participant, including but not limited to members of the Participant's family, charitable institutions, or trusts or other entities whose beneficiaries or beneficial owners are members of the Participant's family and/or charitable institutions, or to such other persons or entities as may be approved by the Committee, pursuant to such conditions and procedures as the Committee may establish. Any permitted transfer shall be subject to the condition that the Committee receive evidence satisfactory to it that the transfer is being made for estate and/or tax planning purposes on a gratuitous or donative basis and without consideration (other than nominal consideration). Notwithstanding the foregoing, Incentive Stock Options and Restricted Stock Awards shall be subject to any and all additional transfer restrictions under the Code.

     (c) Further Exceptions to Limits On Transfer. The exercise and transfer restrictions in Section 1.9(a) shall not apply to:

          (i) transfers to the Corporation,

          (ii) the designation of a beneficiary to receive benefits in the event of the Participant's death or, if the Participant has died, transfers to or exercise by the Participant's beneficiary, or, in the absence of a validly designated beneficiary, transfers by will or the laws of descent and distribution,

          (iii) transfers pursuant to a QDRO order if approved or ratified by the Committee,

          (iv) if the Participant has suffered a disability, permitted transfers or exercises on behalf of the Participant by his or her legal representative, or

          (v) the authorization by the Committee of "cashless exercise" procedures with third parties who provide financing for the purpose of (or who otherwise facilitate) the exercise of Awards consistent with applicable laws and the express authorization of the Committee.

Notwithstanding the foregoing, Incentive Stock Options and Restricted Stock Awards shall be subject to any and all additional transfer restrictions under the Code.

2. OPTIONS.

  2.1  Grants.

     One or more Options may be granted under this Article to any Eligible Person. Each Option granted shall be designated in the applicable Award Agreement, by the Committee as either an Incentive Stock Option, subject to
Section 2.3, or a Non-Qualified Stock Option; provided, however, that Incentive Stock Options may only be granted to Eligible Persons who are employees of the Company.

  2.2  Option Price.

     (a) Pricing Limits. The purchase price per share of the Common Stock covered by each Option shall be determined by the Committee at the time of the Award, but in the case of Incentive Stock Options shall not be less than 100% (110% in the case of a Participant described in Section 2.4) of the Fair Market Value of the Common Stock on the date of grant.

     (b) Payment Provisions. The purchase price of any shares purchased on exercise of an Option granted under this Article shall be paid in full at the time of each purchase in one or a combination of the following methods: (i) in cash or by electronic funds transfer; (ii) by check payable to the order of the Corporation; (iii) if authorized by the Committee or specified in the applicable Award Agreement, by a promissory note of the Participant consistent with the requirements of Section 1.8; (iv) by notice and third party payment in such manner as may be authorized by the Committee; or (v) by the delivery of shares of Common Stock of the Corporation already owned by the Participant, provided, however, that the Committee may in its absolute discretion limit the Participant's ability to exercise an Award by delivering such shares, and provided further that any shares delivered which were initially acquired upon exercise of a stock option must have been owned by the Participant at least six months as of the date of delivery. Shares of Common Stock used to satisfy the exercise price of an Option shall be valued at their Fair Market Value on the date of exercise.

  2.3  Limitations on Grant and Terms of Incentive Stock Options.

     (a) $100,000 Limit. To the extent that the aggregate "Fair Market Value" of stock with respect to which incentive stock options first become exercisable by a Participant in any calendar year exceeds $100,000, taking into account both Common Stock subject to Incentive Stock Options under this Plan and stock subject to incentive stock options under all other plans of the Company, such options shall be treated as Nonqualified Stock Options. For this purpose, the "Fair Market Value" of the stock subject to options shall be determined as of the date the options were awarded. In reducing the number of options treated as incentive stock options to meet the $100,000 limit, the most recently granted options shall be reduced first. To the extent a reduction of simultaneously granted options is necessary to meet the $100,000 limit, the Committee may, in the manner and to the extent permitted by law, designate which shares of Common Stock are to be treated as shares acquired pursuant to the exercise of an Incentive Stock Option.

     (b) Option Period. Each Option and all rights thereunder shall expire no later than 10 years after the Award Date.

     (c) Other Code Limits. Incentive Stock Options may only be granted to Eligible Employees of the Corporation or a Subsidiary that satisfies the other eligibility requirements of the Code. There shall be imposed in any Award Agreement relating to Incentive Stock Options such other terms and conditions as from time to time are required in order that the Option be an "incentive stock option" as that term is defined in Section 422 of the Code.

  2.4  Limits on 10% Holders.

     No Incentive Stock Option may be granted to any person who, at the time the Option is granted, owns (or is deemed to own under Section 424(d) of the Code) shares of outstanding Common Stock possessing more than 10% of the total combined voting power of all classes of stock of the Corporation, unless the exercise price of such Option is at least 110% of the Fair Market Value of the stock subject to the Option and such Option by its terms is not exercisable after the expiration of five years from the date such Option is granted.

  2.5  Option Repricing/Cancellation and Regrant/Waiver of Restrictions.

     Subject to Section 1.4 and Section 6.6 and the specific limitations on Awards contained in this Plan, the Committee from time to time may authorize, generally or in specific cases only, for the benefit of any Eligible Person any adjustment in the exercise or purchase price, the vesting schedule, the number of shares subject to, the restrictions upon or the term of, an Award granted under this Article by cancellation of an outstanding Award and a subsequent regranting of an Award, by amendment, by substitution of an outstanding Award, by waiver or by other legally valid means. Such amendment or other action may result among other changes in an exercise or purchase price which is higher or lower than the exercise or purchase price of the original or prior Award, provide for a greater or lesser number of shares subject to the Award, or provide for a longer or shorter vesting or exercise period.

     2.6 Options and Rights in Substitution for Stock Options Granted by Other Corporations.

     Options and Stock Appreciation Rights may be granted to Eligible Persons under this Plan in substitution for employee stock options granted by other entities to persons who are or who will become Eligible Persons in respect of the Company, in connection with a distribution, merger or reorganization by or with the granting entity or an affiliated entity, or the acquisition by the Company, directly or indirectly, of all or a substantial part of the stock or assets of the other entity.

3. STOCK APPRECIATION RIGHTS (INCLUDING LIMITED STOCK APPRECIATION RIGHTS)

  3.1  Grants.

     In its discretion, the Committee may grant Stock Appreciation Rights to any Eligible Person either concurrently with the grant of another Award or in respect of an outstanding Award, in whole or in part, or independently of any other Award. Any Stock Appreciation Right granted in connection with an Incentive Stock Option shall contain such terms as may be required to comply with the provisions of Section 422 of the Code and the regulations promulgated thereunder, unless the holder otherwise agrees.

  3.2  Exercise of Stock Appreciation Rights.

     (a) Exercisability. Unless the Award Agreement or the Committee otherwise provides, a Stock Appreciation Right related to another Award shall be exercisable at such time or times, and to the extent, that the related Award shall be exercisable.

     (b) Effect on Available Shares. To the extent that a Stock Appreciation Right is exercised, only the actual number of delivered shares of Common Stock shall be charged against the maximum amount of Common Stock that may be delivered pursuant to Awards under this Plan. The number of shares subject to the Stock Appreciation Right and the related Option of the Participant shall, however, be reduced by the number of underlying shares as to which the exercise related, unless the Award Agreement otherwise provides.

     (c) Stand-Alone SARs. A Stock Appreciation Right granted independently of any other Award shall be exercisable pursuant to the terms of the Award Agreement but in no event earlier than six months after the Award Date, except in the case of death or Total Disability.

  3.3  Payment.

     (a) Amount. Unless the Committee otherwise provides, upon exercise of a Stock Appreciation Right and the attendant surrender of an exercisable portion of any related Award, the Participant shall be entitled to receive payment of an amount determined by multiplying

          (i) the difference obtained by subtracting the exercise price per share of Common Stock under the related Award (if applicable) or the initial share value specified in the Award from the Fair Market Value of a share of Common Stock on the date of exercise of the Stock Appreciation Right, by

          (ii) the number of shares with respect to which the Stock Appreciation Right shall have been exercised.

     (b) Form of Payment. The Committee, in its sole discretion, shall determine the form in which payment shall be made of the amount determined under paragraph
(a) above, either solely in cash, solely in shares of Common Stock (valued at Fair Market Value on the date of exercise of the Stock Appreciation Right), or partly in such shares and partly in cash, provided that the Committee shall have determined that such exercise and payment are consistent with applicable law. If the Committee permits the Participant to elect to receive cash or shares (or a combination thereof) on such exercise, any such election shall be subject to such conditions as the Committee may impose.

  3.4  Limited Stock Appreciation Rights.

     The Committee may grant to any Eligible Person Stock Appreciation Rights exercisable only upon or in respect of a change in control or any other specified event ("Limited SARs") and such Limited SARs may relate to or operate in tandem or combination with or substitution for Options, other Stock Appreciation Rights or other Awards (or any combination thereof), and may be payable in cash or shares based on the spread between the base price of the Stock Appreciation Right and a price based upon the Fair Market Value of the Shares during a specified period or at a specified time within a specified period before, after or including the date of such event.

4. RESTRICTED STOCK AWARDS

  4.1  Grants.

     The Committee may, in its discretion, grant one or more Restricted Stock Awards to any Eligible Person. Each Restricted Stock Award Agreement shall specify the number of shares of Common Stock to be issued to the Participant, the date of such issuance, the consideration for such shares (but not less than the minimum lawful consideration under applicable state law) by the Participant, the extent (if any) to which and the time (if ever) at which the Participant shall be entitled to dividends, voting and other rights in respect of the shares prior to vesting, and the restrictions (which may be based on performance criteria, passage of time or other factors or any combination thereof) imposed on such shares and the conditions of release or lapse of such restrictions. Such restrictions shall not lapse earlier than six months after the Award Date, except to the extent the Committee may otherwise provide. Stock certificates evidencing shares of Restricted Stock pending the lapse of the restrictions ("Restricted Shares") shall bear a legend making appropriate reference to the restrictions imposed hereunder and shall be held by the Corporation or by a third party designated by the Committee until the restrictions on such shares shall have lapsed and the shares shall have vested in accordance with the provisions of the Award and Section 1.7. Upon issuance of the Restricted Stock Award, the Participant may be required to provide such further assurance and documents as the Committee may require to enforce the restrictions.

  4.2  Restrictions.

     (a) Pre-Vesting Restraints. Except as provided in Section 4.1 and 1.9, restricted shares comprising any Restricted Stock Award may not be sold, assigned, transferred, pledged or otherwise disposed of or encumbered, either voluntarily or involuntarily, until the restrictions on such shares have lapsed and the shares have become vested.

     (b) Dividend and Voting Rights. Unless otherwise provided in the applicable Award Agreement, a Participant receiving a Restricted Stock Award shall be entitled to vote such shares but shall not be entitled to dividends on any of the shares until the shares have vested. Such dividends shall be retained in a restricted account until the shares have vested and shall revert to the Corporation if they fail to vest.

     (c) Cash Payments. If the Participant shall have paid or received cash (including any dividends) in connection with the Restricted Stock Award, the Award Agreement shall specify whether and to what extent such cash shall be returned (with or without an earnings factor) as to any restricted shares which cease to be eligible for vesting.

  4.3  Return to the Corporation.

     Unless the Committee otherwise expressly provides, Restricted Shares that remain subject to restrictions at the time of termination of employment or are subject to other conditions to vesting that have not been satisfied by the time specified in the applicable Award Agreement shall not vest and shall be returned to the Corporation in such manner and on such terms as the Committee shall therein provide.

5. PERFORMANCE SHARE AWARDS AND STOCK BONUSES

  5.1  Grants of Performance Share Awards.

     The Committee may, in its discretion, grant Performance Share Awards to Eligible Persons based upon such factors as the Committee shall deem relevant in light of the specific type and terms of the award. An Award Agreement shall specify the maximum number of shares of Common Stock (if any) subject to the Performance Share Award, the consideration (but not less than the minimum lawful consideration) to be paid for any such shares as may be issuable to the Participant, the duration of the Award and the conditions upon which delivery of any shares or cash to the Participant shall be based. The amount of cash or shares or other property that may be deliverable pursuant to such Award shall be based upon the degree of attainment over a specified period of not more than 10 years (a "performance cycle") as may be established by the Committee of such measure(s) of the performance of the Company (or any part thereof) or the Participant as may be established by the Committee. The Committee may provide for full or partial credit, prior to completion of such performance cycle or the attainment of the performance achievement specified in the Award, in the event of the Participant's death, Retirement, or Total Disability, a Change in Control Event or in such other circumstances as the Committee may specify.

  5.2  Special Performance-Based Share Awards.

     Without limiting the generality of the foregoing, and in addition to Options and Stock Appreciation Rights granted under other provisions of this Plan which are intended to satisfy the exception for "performance-based compensation" under Section 162(m) of the Code (with such Awards hereinafter referred to as a "Qualifying Option" or a "Qualifying Stock Appreciation Right," respectively), other performance-based awards within the meaning of Section 162(m) of the Code ("Performance-Based Awards"), whether in the form of restricted stock, performance stock, phantom stock or other rights, the grant, vesting, exercisability or payment of which depends on the degree of achievement of the Performance Goals relative to preestablished targeted levels for the Corporation or the Corporation and one or more of its Subsidiaries, may be granted under this Plan. Any Qualifying Option or Qualifying Stock Appreciation Right shall be subject only to the requirements of subsections (a) and (c) below in order for such Awards to satisfy the requirements for Performance-Based Awards under this Section 5.2. With the exception of any Qualifying Option or Qualifying Stock Appreciation Right, an Award that is intended to satisfy the requirements of this Section 5.2 shall be designated as a Performance-Based Award at the time of grant.

     (a) Eligible Class. The eligible class of persons for Performance-Based Awards under this Section shall be the executive officers of the Corporation.

     (b) Performance Goal Alternatives. The specific performance goals for Performance-Based Awards granted under this Section (other than Qualifying Options and Qualifying Stock Appreciation Rights) shall be, on an absolute or relative basis, one or more of the Performance Goals, as selected by the Committee in its sole discretion. The Committee shall establish in the applicable Award Agreement the specific performance target(s) relative to the Performance Goal(s) which must be attained before the compensation under the Performance-Based Award becomes payable. The specific targets shall be determined within the time period permitted under Section 162(m) of the Code (and any regulations issued thereunder) so that such targets are considered to be preestablished and so that the attainment of such targets is substantially uncertain at the time of their establishment. The applicable performance measurement period may not be less than one nor more than 10 years.

     (c) Maximum Performance-Based Award. Notwithstanding any other provision of the Plan to the contrary, the maximum number of shares of Common Stock which may be delivered pursuant to options, stock appreciation rights, restricted stock or other share-based awards that are granted as Performance-Based Awards to any Participant in any calendar year shall not exceed 350,000 shares, either individually or in the aggregate, subject to adjustment as provided in Section 6.2. Awards that are cancelled during the year shall be counted against this limit to the extent required by
Section 162(m) of the Code. In addition, the aggregate amount of compensation to be paid to any Participant in respect of any Cash-Based Awards that are granted during any calendar year as Performance-Based Awards shall not exceed $1,000,000.

     (d) Committee Certification. Before any Performance-Based Award under this
Section 5.2 (other than Qualifying Options or Qualifying Stock Appreciation Rights) is paid, the Committee must certify in writing that the Performance Goal(s) and any other material terms of the Performance-Based Award were satisfied; provided, however, that a Performance-Based Award may be paid without regard to the satisfaction of the applicable Performance Goal in the event of a Change in Control Event in accordance with Section 6.2(d).

     (e) Terms and Conditions of Awards. The Committee will have the discretion to determine the restrictions or other limitations of the individual Awards granted under this Section 5.2 including the authority to reduce Awards, payouts or vesting or to pay no Awards, in its sole discretion, if the Committee preserves such authority at the time of grant by language to this effect in its authorizing resolutions or otherwise.

     (f) Adjustments for Changes in Capitalization and other Material
Changes. In the event of a change in corporate capitalization, such as a stock split or stock dividend, or a corporate transaction, such as a merger, consolidation, spinoff, reorganization or similar event, or any partial or complete liquidation of the Corporation, or any similar event consistent with regulations issued under Section 162(m) of the Code including, without limitation, any material change in accounting policies or practices affecting the Corporation and/or the Performance Goals or targets, then the Committee may make adjustments to the Performance Goals and targets relating to outstanding Performance-Based Awards to the extent such adjustments are made to reflect the occurrence of such an event; provided, however, that adjustments described in this subsection may be made only to the extent that the occurrence of an event described herein was unforeseen at the time the targets for a Performance-Based Award were established by the Committee.

  5.3  Grants of Stock Bonuses.

     The Committee may grant a Stock Bonus to any Eligible Person to reward exceptional or special services, contributions or achievements in the manner and on such terms and conditions (including any restrictions on such shares) as determined from time to time by the Committee. The number of shares so awarded shall be determined by the Committee. The Award may be granted independently or in lieu of a cash bonus.

  5.4  Deferred Payments.

     The Committee may authorize for the benefit of any Eligible Person the deferral of any payment of cash or shares that may become due or of cash otherwise payable under this Plan, and provide for accredited benefits thereon based upon such deferment, at the election or at the request of such Participant, subject to the other terms of this Plan. Such deferral shall be subject to such further conditions, restrictions or requirements as the Committee may impose, subject to any then vested rights of Participants.

6. OTHER PROVISIONS

  6.1  Rights of Eligible Persons, Participants and Beneficiaries.

     (a) Employment Status. Status as an Eligible Person shall not be construed as a commitment that any Award will be made under this Plan to an Eligible Person or to Eligible Persons generally.

     (b) No Employment Contract. Nothing contained in this Plan (or in any other documents related to this Plan or to any Award) shall confer upon any Eligible Person or other Participant any right to continue in the employ or other service of the Company or constitute any contract or agreement of employment or other service, nor shall interfere in any way with the right of the Company to change such person's compensation or other benefits or to terminate the employment of such person, with or without cause, but nothing contained in this Plan or any document related hereto shall adversely affect any independent contractual right of such person without his or her consent thereto.

     (c) Plan Not Funded. Awards payable under this Plan shall be payable in shares or from the general assets of the Corporation, and (except as provided in Section 1.4) no special or separate reserve, fund or deposit shall be made to assure payment of such Awards. No Participant, Beneficiary or other person shall have any right, title or interest in any fund or in any specific asset (including shares of Common Stock, except as expressly otherwise provided) of the Company by reason of any Award hereunder. Neither the provisions of this Plan (or of any related documents), nor the creation or adoption of this Plan, nor any action taken pursuant to the provisions of this Plan shall create, or be construed to create, a trust of any kind or a fiduciary relationship between the Company and any Participant, Beneficiary or other person. To the extent that a Participant, Beneficiary or other person acquires a right to receive payment pursuant to any Award hereunder, such right shall be no greater than the right of any unsecured general creditor of the Company.

  6.2  Adjustments; Acceleration.

     (a) Adjustments. If there shall occur any extraordinary dividend or other extraordinary distribution in respect of the Common Stock (whether in the form of cash, Common Stock, other securities, or other property), or any reclassification, recapitalization, stock split (including a stock split in the form of a stock dividend), reverse stock split, reorganization, merger, combination, consolidation, split-up, spin-off, combination, repurchase, or exchange of Common Stock or other securities of the Corporation, or there shall occur any similar, unusual or extraordinary corporate transaction or event in respect of the Common Stock or a sale of substantially all the assets of the Corporation as an entirety, then the Committee shall, in such manner and to such extent (if any) as it deems appropriate and equitable (1) proportionately adjust any or all of (a) the number and type of shares of Common Stock (or other securities) which thereafter may be made the subject of Awards (including the specific maxima and numbers of shares set forth elsewhere in this Plan), (b) the number, amount and type of shares of Common Stock (or other securities or property) subject to any or all outstanding Awards, (c) the grant, purchase, or exercise price of any or all outstanding Awards, (d) the securities, cash or other property deliverable upon exercise of any outstanding Awards, or (e) the performance standards appropriate to any outstanding Awards, or (2) in the case of an extraordinary dividend or other distribution, recapitalization, reclassification, merger, reorganization, consolidation, combination, sale of assets, split up, exchange, or spin off, make provision for a cash payment or for the substitution or exchange of any or all outstanding Awards or the cash, securities or property deliverable to the holder of any or all outstanding Awards based upon the distribution or consideration payable to holders of the Common Stock of the Corporation upon or in respect of such event; provided, however, in each case, that with respect to Awards of Incentive Stock Options, no such adjustment shall be made which would cause the Plan to violate Section 424(a) of the Code or any successor provisions thereto without the written consent of holders materially adversely affected thereby. In any of such events, the Committee may take such action sufficiently prior to such event if necessary to permit the Participant to realize the benefits intended to be conveyed with respect to the underlying shares in the same manner as is available to shareholders generally.

     (b) Acceleration of Awards Upon Change in Control. As to any Participant, unless prior to a Change in Control Event the Board determines that, upon its occurrence, there shall be no acceleration of benefits under Awards or determines that only certain or limited benefits under Awards shall be accelerated and the extent to which they shall be accelerated, and/or establishes a different time in respect of such Event for such acceleration, then upon the occurrence of a Change in

Control Event (i) each Option and Stock Appreciation Right shall become immediately exercisable, (ii) Restricted Stock shall immediately vest free of restrictions, and (iii) each Performance Share Award shall become payable to the Participant. The Committee may override the limitations on acceleration in this
Section 6.2(b) by express provision in the Award Agreement and may accord any Eligible Person a right to refuse any acceleration, whether pursuant to the Award Agreement or otherwise, in such circumstances as the Committee may approve. Any acceleration of Awards shall comply with applicable regulatory requirements, including without limitation Section 422 of the Code.

     (c) Possible Early Termination of Accelerated Awards. If any Option or other right to acquire Common Stock under this Plan (other than under Article 8) has been fully accelerated as permitted by Section 6.2(b) but is not exercised prior to (i) a dissolution of the Corporation, or (ii) an event described in
Section 6.2(a) that the Corporation does not survive, or (iii) the consummation of an event described in Section 6.2(a) that results in a Change of Control approved by the Board, such Option or right shall thereupon terminate, subject to any provision that has been expressly made by the Committee for the survival, substitution, exchange or other settlement of such Option or right.

  6.3  Effect of Termination of Employment.

     (a) Options -- Resignation or Dismissal. If the Participant's employment by (or other service specified in the Award Agreement to) the Company terminates for any reason (the date of such termination being referred to as the "Severance Date") other than Retirement, Total Disability or death, or "for cause" (as determined in the discretion of the Committee), the Participant shall have, unless otherwise provided in the Award Agreement and subject to earlier termination pursuant to or as contemplated by Section 1.6 or 6.2, three months after the Severance Date to exercise any Option to the extent it shall have become exercisable on the Severance Date. In the case of a termination "for cause", the Option shall terminate on the Severance Date. In other cases, the Option, to the extent not exercisable on the Severance Date, shall terminate.

     (b) Options -- Death or Disability. If the Participant's employment by (or specified service to) the Company terminates as a result of Total Disability or death, the Participant, Participant's Personal Representative or his or her Beneficiary, as the case may be, shall have, unless otherwise provided in the Award Agreement and subject to earlier termination pursuant to or as contemplated by Section 1.6 or 6.2, until 12 months after the Severance Date to exercise any Option to the extent it shall have become exercisable by the Severance Date. Any Option to the extent not exercisable on the Severance Date shall terminate.

     (c) Options -- Retirement. If the Participant's employment by (or specified service to) the Company terminates as a result of Retirement, the Participant, Participant's Personal Representative or his or her Beneficiary, as the case may be, shall have, unless otherwise provided in the Award Agreement and subject to earlier termination pursuant to or as contemplated by Section 1.6 or 6.2, until 12 months after the Severance Date to exercise any Nonqualified Stock Option (three months after the Severance Date in the case of an Incentive Stock Option) to the extent it shall have become exercisable by the Severance Date. The Option, to the extent not exercisable on the Severance Date, shall terminate.

     (d) Certain SARs. Any SAR granted concurrently or in tandem with an Option shall have the same post-termination provisions and exercisability periods as the Option to which it relates, unless the Committee otherwise provides.

     (e) Other Awards. The Committee shall establish in respect of each other Award granted hereunder the Participant's rights and benefits (if any) in the event of a termination of employment and in so doing may make distinctions based upon the cause of termination and the nature of the Award.

     (f) Committee Discretion. Notwithstanding the foregoing provisions of this
Section 2.6, in the event of, or in anticipation of, a termination of employment with the Company for any reason, other than discharge for cause, the Committee may, in its discretion, increase the portion of the Participant's Award available to the Participant, or Participant's Beneficiary or Personal Representative, as the case may be, or, subject to the provisions of Section 1.6, extend the exercisability period upon such terms as the Committee shall determine and expressly set forth in or by amendment to the Award Agreement.

  6.4  Compliance with Laws.

     This Plan, the granting and vesting of Awards under this Plan and the offer, issuance and delivery of shares of Common Stock and/or the payment of money under this Plan or under Awards granted hereunder are subject to compliance with all applicable federal and state laws, rules and regulations (including but not limited to state and federal securities law and federal margin requirements) and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Corporation, be necessary or advisable in connection therewith. Any securities delivered under this Plan shall be subject to such restrictions, and the person acquiring such securities shall, if requested by the Corporation, provide such assurances and representations to the Corporation as the Corporation may deem necessary or desirable to assure compliance with all applicable legal requirements.

  6.5  Tax Withholding.

     (a) Cash or Shares. Upon any exercise, vesting, or payment of any Award or upon the disposition of shares of Common Stock acquired pursuant to the exercise of an Incentive Stock Option prior to satisfaction of the holding period requirements of Section 422 of the Code, the Company shall have the right at its option to (i) require the Participant (or Personal Representative or Beneficiary, as the case may be) to pay or provide for payment of the amount of any taxes which the Company may be required to withhold with respect to such Award event or payment or (ii) deduct from any amount payable in cash the amount of any taxes which the Company may be required to withhold with respect to such cash payment. In any case where a tax is required to be withheld in connection with the delivery of shares of Common Stock under this Plan, the Committee may in its sole discretion grant (either at the time of the Award or thereafter) to the Participant the right to elect, pursuant to such rules and subject to such conditions as the Committee may establish, to have the Corporation reduce the number of shares to be delivered by (or otherwise reacquire) the appropriate number of shares valued at their then Fair Market Value, to satisfy such withholding obligation.

     (b) Tax Loans. If so provided in the Award Agreement, the Company may, in its discretion and to the extent permitted by law, authorize a loan to an Eligible Person in the amount of any taxes which the Company may be required to withhold with respect to shares of Common Stock received (or disposed of, as the case may be) pursuant to a transaction described in Section 6.5(a). Such a loan shall be for a term, at a rate of interest and pursuant to such other terms and conditions as the Company, under applicable law may establish and such loan need not comply with the provisions of Section 1.8.

  6.6  Plan Amendment, Termination and Suspension.

     (a) Board Authorization. The Board may, at any time, terminate or, from time to time, amend, modify or suspend this Plan, in whole or in part. No Awards may be granted during any suspension of this Plan or after termination of this Plan, but the Committee shall retain jurisdiction as to Awards then outstanding in accordance with the terms of this Plan.

     (b) Shareholder Approval. Any amendment that would (i) materially increase the benefits accruing to Participants under this Plan, (ii) materially increase the aggregate number of securities that may be issued under this Plan, or (iii) materially modify the requirements as to eligibility for participation in this Plan, shall be subject to shareholder approval only to the extent then required by Section 422 of the Code or applicable law, or deemed necessary or advisable by the Board.

     (c) Amendments to Awards. Without limiting any other express authority of the Committee under but subject to the express limits of this Plan, the Committee by agreement or resolution may waive conditions of or limitations on Awards to Eligible Persons that the Committee in the prior exercise of its discretion has imposed, without the consent of a Participant, and may make other changes to the terms and conditions of Awards that do not affect in any manner materially adverse to the Participant, his or her rights and benefits under an Award.

     (d) Limitations on Amendments to Plan and Awards. No amendment, suspension or termination of this Plan or change of or affecting any outstanding Award shall, without written consent of the Participant, affect in any manner materially adverse to the Participant any rights or benefits of the Participant or obligations of the Corporation under any Award granted under this Plan prior to the effective date of such change. Changes contemplated by Section 6.2 shall not be deemed to constitute changes or amendments for purposes of this Section 6.6.

  6.7  Privileges of Stock Ownership.

     Except as otherwise expressly authorized by the Committee or this Plan, a Participant shall not be entitled to any privilege of stock ownership as to any shares of Common Stock not actually delivered to and held of record by him or her. No adjustment will be made for dividends or other rights as a shareholder for which a record date is prior to such date of delivery.

  6.8  Effective Date of the Plan.

     This Plan shall be effective as of February 4, 1997, the date of Board approval, subject to shareholder approval within 12 months thereafter.

  6.9  Term of the Plan.

     No Award shall be granted under this Plan after more than ten years after the effective date of this Plan (the "termination date"). Unless otherwise expressly provided in this Plan or in an applicable Award Agreement, any Award granted prior to the termination date may extend beyond such date, and all authority of the Committee with respect to Awards hereunder, including the authority to amend an Award, shall continue during any suspension of this Plan and in respect of Awards outstanding on the termination date.

  6.10  Governing Law/Construction/Severability.

     (a) Choice of Law. This Plan, the Awards, all documents evidencing Awards and all other related documents shall be governed by, and construed in accordance with the laws of the state of incorporation of the Corporation.

     (b) Severability. If any provision shall be held by a court of competent jurisdiction to be invalid and unenforceable, the remaining provisions of this Plan shall continue in effect.

     (c) Plan Construction.

          (1) Rule 16b-3. It is the intent of the Corporation that transactions in and affecting Awards in the case of Participants who are or may be subject to Section 16 of the Exchange Act satisfy any then applicable requirements of Rule 16b-3 so that such persons (unless they otherwise agree) will be entitled to the benefits of Rule 16b-3 or other exemptive rules under Section 16 of the Exchange Act in respect of those transactions and will not be subjected to avoidable liability thereunder. If any provision of this Plan or of any Award would otherwise frustrate or conflict with the intent expressed above, that provision to the extent possible shall be interpreted as to avoid such conflict. If the conflict remains irreconcilable, the Committee may disregard the provision if it concludes that to do so furthers the interest of the Corporation and is consistent with the purposes of this Plan as to such persons in the circumstances.

          (2) Section 162(m). It is the further intent of the Company that Options or SARs with an exercise or base price not less than Fair Market Value on the date of grant and performance awards under Section 5.2 of this Plan that are granted to or held by a
     Section 16 Person shall qualify as performance-based compensation under
     Section 162(m) of the Code, and this Plan shall be interpreted consistent with such intent.

  6.11  Captions.

     Captions and headings are given to the sections and subsections of this Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of this Plan or any provision thereof.

  6.12 Effect of Change of Subsidiary Status.

     For purposes of this Plan and any Award hereunder, if an entity ceases to be a Subsidiary a termination of employment and service shall be deemed to have occurred with respect to each Eligible Person in respect of such Subsidiary who does not continue as an Eligible Person in respect of another entity within the Company.

  6.13 Non-Exclusivity of Plan.

     Nothing in this Plan shall limit or be deemed to limit the authority of the Board or the Committee to grant awards or authorize any other compensation, with or without reference to the Common Stock, under any other plan or authority.

7. DEFINITIONS

  7.1 Definitions.

     (a) "Award" shall mean an award of any Option, Stock Appreciation Right, Restricted Stock, Stock Bonus, Performance Share Award, dividend equivalent or deferred payment right or other right or security that would constitute a "derivative security" under Rule 16a-1(c) of the Exchange Act, or any combination thereof, whether alternative or cumulative, authorized by and granted under this Plan.

     (b) "Award Agreement" shall mean any writing setting forth the terms of an Award that has been authorized by the Committee.

     (c) "Award Date" shall mean the date upon which the Committee took the action granting an Award or such later date as the Committee designates as the Award Date at the time of the Award or, in the case of Awards under Article 8, the applicable dates set forth therein.

     (d) "Award Period" shall mean the period beginning on an Award Date and ending on the expiration date of such Award.

     (e) "Beneficiary" shall mean the person, persons, trust or trusts designated by a Participant or, in the absence of a designation, entitled by will or the laws of descent and distribution, to receive the benefits specified in the Award Agreement and under this Plan in the event of a Participant's death, and shall mean the Participant's executor or administrator if no other Beneficiary is designated and able to act under the circumstances.

     (f) "Board" shall mean the Board of Directors of the Corporation.

     (g) "Cash Flow" shall mean cash and cash equivalents derived from either
(i) net cash flow from operations or (ii) net cash flow from operations, financings and investing activities, as determined by the Committee at the time an Award is granted.

     (h) "Change in Control Event" shall mean any of the following:

          (1) Approval by the shareholders of the Corporation of the dissolution or liquidation of the Corporation;

          (2) Approval by the shareholders of the Corporation of an agreement to merge or consolidate, or otherwise reorganize, with or into one or more entities that are not Subsidiaries or other affiliates, as a result of which less than 50% of the outstanding voting securities of the surviving or resulting entity immediately after the reorganization are, or will be, owned, directly or indirectly, by shareholders of the Corporation immediately before such reorganization (assuming for purposes of such determination that there is no change in the record ownership of the Corporation's securities from the record date for such approval until such reorganization and that such record owners hold no securities of the other parties to such reorganization), but including in such determination any securities of the other parties to such reorganization held by affiliates of the Corporation);

          (3) Approval by the shareholders of the Corporation of the sale of substantially all of the Corporation's business and/or assets to a person or entity which is not a Subsidiary or other affiliate; or;

          (4) Any 'person' (as such term is used in Sections 13(d) and 14(d) of the Exchange Act but excluding any person described in and satisfying the conditions of Rule 13d-1(b)(1) thereunder) becomes the beneficial owner (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Corporation representing 30% or more of the combined voting power of the Corporation's then outstanding securities entitled to then vote generally in the election of directors of the Corporation; or

          (5) During any period not longer than two consecutive years, individuals who at the beginning of such period constituted the Board cease to constitute at least a majority thereof, unless the election, or the nomination for election by the Corporation's shareholders, of each new Board member was approved by a vote of at least three-fourths of the Board members then still in office who were Board members at the beginning of such period (including for these purposes, new members whose election or nomination was so approved).

     (i) "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

     (j) "Commission" shall mean the Securities and Exchange Commission.

     (k) "Committee" shall mean the Board or a committee appointed by the Board to administer this Plan, which committee shall be comprised only of two or more directors or such greater number of directors as may be required under applicable law, each of whom, (i) in respect of any decision at a time when the Participant affected by the decision may be subject to Section 162(m) of the Code, shall be an "outside director" within the meaning of Section 162(m) of the Code, and/or (ii) in respect of any decision at a time when the Participant affected by the decision may be subject to Section 16 of the Exchange Act, shall be a "Non-Employee Director" within the meaning of Rule 16b-3(b)(3).

     (l) "Common Stock" shall mean the Common Stock of the Corporation and such other securities or property as may become the subject of Awards, or become subject to Awards, pursuant to an adjustment made under Section 6.2 of this Plan.

     (m) "Company" shall mean, collectively, the Corporation and its Subsidiaries.

     (n) "Corporation" shall mean Meade Instruments Corp., a Delaware corporation, and its successors.

     (o) "Eligible Employee" shall mean an officer (whether or not a director) or key employee of the Company.

     (p) "Eligible Person" means an Eligible Employee, or any Other Eligible Person, as determined by the Committee in its discretion.

     (q) "EPS" shall mean earnings per common share on a fully diluted basis determined by dividing (i) net earnings, less dividends on preferred stock of the Corporation by (ii) the weighted average number of common shares and common shares equivalents outstanding (all as determined in accordance with generally accepted accounting principles).

     (r) "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended.

     (s) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended from time to time.

     (t) "Fair Market Value" on any date shall mean (i) if the stock is listed or admitted to trade on a national securities exchange, the closing price of the stock on the Composite Tape, as published in the Western Edition of The Wall Street Journal, of the principal national securities exchange on which the stock is so listed or admitted to trade, on such date, or, if there is no trading of the stock on such date, then the closing price of the stock as quoted on such Composite Tape on the next preceding date on which there was trading in such shares; (ii) if the stock is not listed or admitted to trade on a national securities exchange, the last price for the stock on such date, as furnished by the National Association of Securities Dealers, Inc. ("NASD") through the NASDAQ National Market Reporting System or a similar organization if the NASD is no longer reporting such information; (iii) if the stock is not listed or admitted to trade on a national securities exchange and is not reported on the National Market Reporting System, the mean between the bid and asked price for the stock on such date, as furnished by the NASD or a similar organization; or (iv) if the stock is not listed or admitted to trade on a national securities exchange, is not reported on the National Market Reporting System and if bid and asked prices for the stock are not furnished by the NASD or a similar organization, the value as established by the Committee at such time for purposes of this Plan.

     (u) "Incentive Stock Option" shall mean an Option which is intended, as evidenced by its designation, as an incentive stock option within the meaning of
Section 422 of the Code, the award of which contains such provisions (including but not limited to the receipt of shareholder approval of this Plan, if the Award is made prior to such approval) and is made under such circumstances and to such persons as may be necessary to comply with that section.

     (v) "Nonqualified Stock Option" shall mean an Option that is designated as a Nonqualified Stock Option and shall include any Option intended as an Incentive Stock Option that fails to meet the applicable legal requirements thereof. Any Option granted hereunder that is not designated as an incentive stock option shall be deemed to be designated a nonqualified stock option under this Plan and not an incentive stock option under the Code.

     (w) "Non-Employee Director" shall mean a member of the Board of Directors of the Corporation who is not an officer or employee of the Company.

     (x) "Non-Employee Director Participant" shall mean a Non-Employee Director who holds an outstanding Award under the provisions of Article 8.

     (y) "Option" shall mean an option to purchase Common Stock granted under this Plan. The Committee shall designate any Option granted to an Eligible Person as a Nonqualified Stock Option or an Incentive Stock Option.

     (z) "Other Eligible Person" shall mean any Non-Employee Director or any individual consultant or advisor who renders or has rendered bona fide services (other than services in connection with the offering or sale of securities of the Company in a capital raising transaction) to the Company, and who is selected to participate in this Plan by the Committee.

     (aa) "Participant" shall mean an Eligible Person who has been granted an Award under this Plan and a Non-Employee Director who has been received an Award under Article 8 of this Plan.

     (bb) "Performance Goals" shall mean Cash Flow, EPS, ROE, Total Stockholder Return and any other criterion established by the Committee.

     (cc) "Performance Share Award" shall mean an Award of a right to receive shares of Common Stock or other compensation (including cash) under Section 5.2, the issuance or payment of which is contingent upon, among other conditions, the attainment of performance objectives specified by the Committee.

     (dd) "Personal Representative" shall mean the person or persons who, upon the disability or incompetence of a Participant, shall have acquired on behalf of the Participant, by legal proceeding or otherwise, the power to exercise the rights or receive benefits under this Plan and who shall have become the legal representative of the Participant.

     (ee) "Plan" shall mean this Stock Incentive Plan.

     (ff) "QDRO" shall mean a qualified domestic relations order.

     (gg) "Restricted Shares" or "Restricted Stock" shall mean shares of Common Stock awarded to a Participant under this Plan, subject to payment of such consideration, if any, and such conditions on vesting (which may include, among others, the passage of time, specified performance objectives or other factors) and such transfer and other restrictions as are established in or pursuant to this Plan and the related Award Agreement, for so long as such shares remain unvested under the terms of the applicable Award Agreement.

     (hh) "Retirement" shall mean retirement with the consent of the Company or, from active service as an employee or officer of the Company on or after attaining age 55 with 10 or more years of service or after age 65.

     (ii) "ROE" shall mean consolidated net income of the Corporation (less preferred dividends), divided by the average consolidated common shareholders equity.

     (jj) "Rule 16b-3" shall mean Rule 16b-3 as promulgated by the Commission pursuant to the Exchange Act, as amended from time to time.

     (kk) "Section 16 Person" shall mean a person subject to Section 16(a) of the Exchange Act.

     (ll) "Securities Act" shall mean the Securities Act of 1933, as amended from time to time.

     (mm) "Stock Appreciation Right" shall mean a right authorized under this Plan to receive a number of shares of Common Stock or an amount of cash, or a combination of shares and cash, the aggregate amount or value of which is determined by reference to a change in the Fair Market Value of the Common Stock.

     (nn) "Stock Bonus" shall mean an Award of shares of Common Stock granted under this Plan for no consideration other than past services and without restriction other than such transfer or other restrictions as the Committee may deem advisable to assure compliance with law.

     (oo) "Subsidiary" shall mean any corporation or other entity a majority of whose outstanding voting stock or voting power is beneficially owned directly or indirectly by the Corporation.

     (pp) "Total Disability" shall mean a "permanent and total disability" within the meaning of Section 22(e)(3) of the Code and such other disabilities, infirmities, afflictions or conditions as the Committee by rule may include.

     (qq) "Total Stockholder Return" shall mean with respect to the Corporation or other entities (if measured on a relative basis), the (i) change in the market price of its common stock (as quoted in the principal market on which it is traded as of the beginning and ending of the period) plus dividends and other distributions paid, divided by (ii) the beginning quoted market price, all of which is adjusted for any changes in equity structure, including but not limited to stock splits and stock dividends.

8. NON-EMPLOYEE DIRECTOR OPTIONS

  8.1 Participation.

     Awards under this Article 8 shall be made only to Non-Employee Directors and shall be evidenced by Award Agreements substantially in the form of Exhibit A hereto.

  8.2 Annual Option Grants.

     (a) Time of Initial Award. Persons who are Non-Employee Directors in office at the time this Plan is first approved by the shareholders of the Corporation shall be granted without further action a Nonqualified Stock Option to purchase 5,000 shares of Common Stock. After approval of this Plan by the shareholders of the Corporation, if any person who is not then an officer or employee of the Company shall become a director of the Corporation, there shall be granted automatically to such person (without any action by the Board or Committee) a Non-qualified Stock Option (the Award Date of which shall be the date such person takes office) to purchase 5,000 shares of Common Stock.

     (b) Subsequent Annual Awards. Immediately following the annual shareholders meeting in each year during the term of the Plan commencing 1998, there shall be granted automatically (without any action by the Committee or the Board) a Nonqualified Stock Option (the Award Date of which shall be such date) to each Non-Employee Director then continuing in office to purchase 5,000 shares of Common Stock.

     (c) Maximum Number of Shares. A Non-Employee Director shall not receive more than one Nonqualified Stock Option under this Section 8.2 in any calendar year, nor more than 50,000 shares on exercise of all Options awarded under this
Section 8.2.

  8.3 Option Price.

     The purchase price per share of the Common Stock covered by each Option granted pursuant to Section 8.2 hereof shall be 100 percent of the Fair Market Value of the Common Stock on the Award Date (or the initial public offering price for any grants made to Non-Employee Directors on or prior to the closing date of the Corporation's initial public offering). The exercise price of any Option granted under this Article shall be paid in full at the time of each purchase in cash or by check or in shares of Common Stock valued at their Fair Market Value on the date of exercise of the Option, or partly in such shares and partly in cash, provided that any such shares used in payment shall have been owned by the Participant at least six months prior to the date of exercise.

  8.4 Option Period and Exercisability.

     Each Option granted under this Article 8 and all rights or obligations thereunder shall expire ten years after the Award Date and shall be subject to earlier termination as provided below. Each Option granted under Section 8.2 shall become exercisable at the rate of 33 1/3% per annum commencing on the first anniversary of the Award Date and each of the next two anniversaries thereof.

  8.5 Termination of Directorship.

     If a Non-Employee Director's services as a member of the Board of Directors terminate by reason of death, Disability or Retirement, an Option granted pursuant to this Article held by such Participant shall immediately become and shall remain exercisable for two years after the date of such termination or until the expiration of the stated term of such Option, whichever first occurs. If a Non-Employee Director's services as a member of the Board of Directors terminate for any other reason, any portion of an Option granted pursuant to this Article which is not then exercisable shall terminate and any portion of such Option which is then exercisable may be exercised for three months after the date of such termination or until the expiration of the stated term whichever first occurs.

  8.6 Adjustments.

     Options granted under this Article 8 shall be subject to adjustment as provided in Section 6.2, but only to the extent that (a) such adjustment and the Committee's actions in respect thereof satisfy any applicable criteria in respect of formula plans under Rule 16, (b) such adjustment in the case of a Change in Control Event is effected pursuant to the terms of a reorganization agreement approved by shareholders of the Corporation, and (c) such adjustment is consistent with adjustments to Options held by persons other than executive officers or directors of the Corporation.

  8.7 Acceleration Upon a Change in Control Event.

     Upon the occurrence of a Change in Control Event, each Option granted under
Section 8.2 hereof shall become immediately exercisable in full. To the extent that any Option granted under this Article 8 is not exercised prior to (i) a dissolution of the Corporation or (ii) a merger or other corporate event that the Corporation does not survive, and no provision is (or consistent with the provisions of Section 8.7 can be) made for the assumption, conversion, substitution or exchange of the Option, the Option shall terminate upon the occurrence of such event.

                            MEADE INSTRUMENTS CORP.

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

    The undersigned appoints Brent W. Christensen and Mark D. Peterson, and each of them, proxies with full power of substitution, to vote all shares of Common Stock of Meade Instruments Corp. (the "Company") held of record by the undersigned on May 21, 1999, the record date with respect to this solicitation, at the Annual Meeting of Stockholders of the Company to be held at the Irvine Marriott Hotel, 18000 Von Karman Avenue, Irvine, CA 92612, beginning at 10:00 A.M., local time on Thursday, July 8, 1999, and at any adjournment thereof, upon the following matters:

(1) ELECTION OF DIRECTORS

    [ ] FOR the nominee and term listed below (except as       [ ] WITHHOLD AUTHORITY to vote for nominee listed below
        noted to the contrary below)

      CLASS           NOMINEE                                  TERM
      -----    ---------------------    ---------------------------------------------------
       I       Joseph A. Gordon, Jr.    Three year term expiring at the 2002 Annual Meeting

(2) APPROVAL OF AMENDMENTS TO 1997 STOCK INCENTIVE PLAN

    [ ] FOR the amendments to 1997 Stock Incentive Plan         [ ] WITHHOLD AUTHORITY to vote for amendments to 1997
                                                                    Stock Incentive Plan

--------------------------------------------------------------------------------
                (CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE)

                          (CONTINUED FROM OTHER SIDE)

(3) OTHER MATTERS

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting and at any adjournment thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR PROPOSALS (1) AND (2) ABOVE. IF THE NOMINEE LISTED IN PROPOSAL (1) DECLINES OR IS UNABLE TO SERVE AS A DIRECTOR, THEN THE PERSONS NAMED AS PROXIES SHALL HAVE FULL DISCRETION TO VOTE FOR ANY OTHER PERSON DESIGNATED BY THE BOARD OF DIRECTORS.
                                                       Dated
                                                       ------------------------,
                                                       1999

                                                       -------------------------
                                                            Signature(s) of
                                                            stockholder(s)

                                                       (Your signature(s) should
                                                       conform to your name(s)
                                                       as printed hereon.
                                                       Co-owners should all
                                                       sign.)